UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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UNILIFE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 1, 2014

Dear Unilife Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders to be held on Thursday, November 13, 2014, at 4:00 P.M., U.S. Eastern Standard Time (8:00 A.M. Australian Eastern Daylight Time on Friday, November 14, 2014), at the Le Parker Meridien Hotel, 119 West 56th Street, New York, New York 10019. The meeting will be broadcast via the Investor Relations section of our website www.unilife.com as a “live” listen only webcast.

All stockholders and holders of CHESS Depositary Interests, or CDIs, are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, we urge you to submit your proxy card or CDI voting instruction form as soon as possible so that your shares (or shares underlying your CDIs) can be voted at the meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card or CDI voting instruction form.

We are furnishing our proxy materials over the Internet. Therefore, you will not receive paper copies of our proxy materials. We will instead send you a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides instructions on how you may obtain copies of the proxy materials if you so choose.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. As a Delaware corporation and under our bylaws, a minimum of one-third of our outstanding shares of common stock (including shares underlying our outstanding CDIs) must be present in person or represented by proxy at the meeting in order for the meeting to be considered valid. You may vote your shares (or direct the CHESS Depositary Nominees Pty Ltd (“CDN”), to vote if you hold your shares in the form of CDIs) online or by mailing a completed proxy card or CDI voting instruction form if you elect to receive the proxy materials by mail. Instructions regarding each method of voting are provided on the proxy card and the CDI voting instruction form. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

We look forward to seeing you at the meeting.

Sincerely yours,

Alan D. Shortall

Chairman of the Board

and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 13, 2014 AT 4:00 P.M.

(U.S. EASTERN STANDARD TIME)

TO THE STOCKHOLDERS OF UNILIFE CORPORATION:

Notice is hereby given that the annual meeting of stockholders of Unilife Corporation, a Delaware corporation, will be held on Thursday, November 13, 2014, at 4:00 P.M., U.S. Eastern Standard Time, (8:00 A.M. Australian Eastern Daylight Time on Friday, November 14, 2014), at the Le Parker Meridien Hotel, 119 West 56th Street, New York, New York 10019, for the following purposes:

1. To elect six directors, identified in the accompanying proxy statement, to hold office until our annual meeting of stockholders to be held in 2015 and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal (“Proposal No. 1”);

2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015 (“Proposal No. 2”);

3. To consider and act on an advisory vote regarding the approval of compensation paid to certain executive officers (“Proposal No. 3”);

4. For the purposes of ASX Listing Rule 7.4 and for all other purposes, to ratify the issuance and sale by us of 7,308,800 shares of common stock (equivalent to 43,852,800 CHESS Depositary Interests (“CDIs”)) under the Controlled Equity Offering Sales Agreement we entered into with Cantor Fitzgerald & Co. dated October 3, 2012, pursuant to a registration statement filed by us with the U.S. Securities and Exchange Commission (“SEC”), and the accompanying prospectus supplement that we filed with the SEC on October 4, 2012 (“Proposal No. 4”);

5. For the purposes of ASX Listing Rule 7.2 (Exception 9) and for all other purposes, to approve the issue and transfer of securities under the 2009 Stock Incentive Plan and to approve the 2009 Stock Incentive Plan, as proposed to be amended (“Proposal No. 5”) as an exception to ASX Listing Rule 7.1;

6. For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve the grant of up to 4,000,000 shares of restricted stock to Alan D. Shortall on the terms set out in the accompanying proxy statement (“Proposal No. 6”); and

7. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Our board of directors recommends that stockholders vote FOR the re-election of each of the directors named in Proposal No. 1 and FOR Proposal Nos. 2-6, excluding Alan D. Shortall (with respect to Proposal No. 6 only), who abstains from making a recommendation with respect to that proposal due to his personal interest in that proposal.

Stockholders of record as of the close of business on September 29, 2014 (U.S. Eastern Daylight Time), the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting and any adjournment or postponement of the meeting. Record holders of CDIs as of the close of business on the record date are entitled to receive notice of and to attend the meeting or any adjournment or postponement of the meeting and, in order to vote, may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd, or CDN, to vote the shares underlying their CDIs by either following the instructions on the enclosed CDI voting instruction form or by voting online at www.investorvote.com.au. Doing so permits each CDI holder to instruct CDN to vote on behalf of the CDI holder at the meeting in accordance with instructions received via the CDI voting instruction form or online.

The proxy statement that accompanies and forms part of this notice of meeting provides information in relation to each of the matters to be considered. This notice of meeting and the proxy statement should be read in their entirety. If stockholders are in doubt as to how they should vote, they should seek advice from their legal counsel, accountant or other professional adviser prior to voting.

By Order of the Board of Directors,

John C. Ryan

Senior Vice President, General Counsel

    and Secretary

October 1, 2014

IMPORTANT: To assure that your shares are represented at the meeting, please vote (or, for CDI holders, direct CDN to vote) your shares via the Internet or by marking, signing, dating and returning the enclosed proxy card or CDI voting instruction form to the address specified, or, for the holders of our common stock only, via telephone. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI voting instruction form or voting online at www.investorvote.com.au and may not vote in person.

INTERNET AVAILABILITY OF PROXY MATERIALS	1
SOLICITATION AND VOTING	1
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	4
INFORMATION ON OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	6
DIRECTOR COMPENSATION	11
PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
REPORT OF THE AUDIT COMMITTEE	17
EXECUTIVE OFFICERS	18
EXECUTIVE COMPENSATION	19
PROPOSAL NO. 3 — ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION	43
PROPOSAL NO. 4 — RATIFICATION OF ISSUANCE AND SALE OF COMMON STOCK ISSUED UNDER THE CONTROLLED EQUITY OFFERING SALES AGREEMENT	45
PROPOSAL NO. 5 — APPROVAL OF THE ISSUE AND TRANSFER OF SECURITIES UNDER THE AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN, AS PROPOSED TO BE AMENDED AND RESTATED	47
PROPOSAL NO. 6 — APPROVAL OF THE GRANT OF RESTRICTED STOCK TO ALAN D. SHORTALL	56
EQUITY COMPENSATION PLAN INFORMATION	61
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	61
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	62
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	63
OTHER BUSINESS	63
ANNEX A — UNILIFE CORPORATION AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN	A-1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT 4:00 P.M. U.S. EASTERN STANDARD TIME ON THURSDAY, NOVEMBER 13, 2014 (8:00 A.M. Australian Eastern Daylight Time on Friday, November 14, 2014): A complete set of proxy materials relating to our meeting is available on the Internet. These materials, consisting of the Notice of Meeting, proxy statement, proxy card, CDI voting instruction form and Annual Report on Form 10-K for the fiscal year ended June 30, 2014, may be viewed and printed at www.envisionreports.com/unis. If you are a CDI holder, you may also view and print these materials online at www.investorvote.com.au.

UNILIFE CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 13, 2014 AT 4:00 P.M.

(U.S. EASTERN STANDARD TIME)

The accompanying proxy is solicited by the board of directors of Unilife Corporation, a Delaware corporation (“we,” “us,” “our,” “Unilife” or the “Company”), for use at our annual meeting of stockholders to be held at 4:00 P.M. U.S. Eastern Standard Time on Thursday, November 13, 2014 (8:00 A.M. Australian Eastern Daylight Time on Friday, November 14, 2014), or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Meeting of Stockholders.

A Notice of Internet Availability of Proxy Materials is being mailed to our stockholders on or about October 3, 2014.

INTERNET AVAILABILITY OF PROXY MATERIALS

A complete set of proxy materials relating to the meeting is available on the Internet. These materials, consisting of the Notice of Meeting, proxy statement, proxy card, CDI voting instruction form and Annual Report on Form 10-K for the fiscal year ended June 30, 2014 may be viewed and printed at www.envisionreports.com/unis. If you are a CDI holder, you may also view and print these materials online at www.investorvote.com.au.

SOLICITATION AND VOTING

Voting Rights and Procedures

Only those stockholders or CDI holders of record as of the close of business on September 29, 2014 (U.S. Eastern Daylight Time), the record date, will be entitled to vote at the meeting and any adjournment or postponement thereof. Those persons holding CDIs are entitled to receive notice of and attend the meeting and may instruct CDN to vote at the meeting by following the instructions on the CDI voting instruction form or by voting online at www.investorvote.com.au.

As of the record date, we had [—] shares of common stock outstanding (equivalent to [—] CDIs assuming all shares of common stock were converted into CDIs on the record date), all of which are entitled to vote with respect to all matters to be acted upon at the meeting, except to the extent of the voting exclusions for Proposal Nos. 4, 5 and 6 described below. Each stockholder as of the close of business on the record date is entitled to one vote for each share of common stock held by such stockholder. Each CDI holder as of the close of business on the record date is entitled to direct CDN to vote one share for every six CDIs held by such holder. One-third of the outstanding shares of our common stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” (shares held by a broker or nominee that does not have discretionary voting authority and has not received instructions as to how to vote on a particular proposal) will each be counted as present and entitled to vote for the purposes of determining whether a quorum is present.

The following describes how you may vote on each proposal and the votes required for approval of each proposal:

Proposal No. 1 — Our six director nominees will be elected by a plurality of votes cast at the meeting, which means that the director nominees receiving the highest number of ‘FOR’ votes will be elected. You may vote for each director nominee or withhold your vote from one or more of the nominees. Withholding a vote as to any director nominee is the equivalent of abstaining. In an uncontested election such as this, abstentions and broker non-votes have no effect, because approval by a specific percentage of the shares present or outstanding is not required.

Proposal Nos. 2 through 6 — The affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the matter must be obtained in order to approve each of these proposals. You may vote for or against the proposal or you may abstain from voting. Abstentions will not be counted as affirmative votes and will have the same effect as AGAINST votes, and broker non-votes will not be counted as entitled to vote and will have no effect on the outcome of such proposals.

Solicitation of Proxies

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. If you choose to vote over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition to soliciting stockholders through our employees, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to solicit the beneficial owners and will reimburse them for their reasonable expenses in so doing.

Voting Instructions

All shares of our common stock represented by a properly executed proxy received before the time indicated on the proxy will, unless the proxy is revoked, be voted in accordance with the instructions indicated on the proxy. If no instructions are indicated on the proxy, the shares will be voted as the proxy holder nominated on the proxy card determines, or, if no person is nominated, the shares will be voted “FOR” each proposal. The persons named as proxies will vote on any other matters properly presented at the meeting in accordance with their best judgment. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Corporate Secretary of Unilife Corporation, 250 Cross Farm Lane, York, Pennsylvania 17406, a written notice revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, in and of itself, constitute revocation of a proxy.

Shares held directly in your name as the stockholder of record may be voted in person at the meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend. Shares held in street name through a brokerage account or by a bank or other nominee may be voted in person by you if you obtain a valid proxy from the record holder giving you the right to vote the shares. CDI holders may attend the meeting, but cannot vote in person at the meeting.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote without attending the meeting. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted as follows:

•

If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet or telephone by following the instructions provided on the proxy card or you can vote by proxy by mail pursuant to instructions provided on the proxy card.

•

If your shares are held in a stock brokerage account or by a bank or other nominee, you have the right to direct your broker or other nominee on how to vote the shares in your account. If you hold shares beneficially in street name, you may vote by proxy over the Internet or telephone by following the instructions provided on the proxy card or you may vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Under Delaware law, votes cast by Internet have the same effect as votes cast by submitting a written proxy card.

Special Instructions for CDI Holders

Specific instructions to be followed by any CDI holder interested in directing CDN to vote the shares underlying their CDIs are set forth on the CDI voting instruction form. The Internet voting procedures for CDI holders are designed to authenticate the CDI holder’s identity and to allow the CDI holder to direct CDN to vote his or her shares and confirm that his or her voting instructions have been properly recorded.

CDI holders may direct CDN to vote their underlying shares at the meeting by following the instructions in the CDI voting instruction form and voting online at www.investorvote.com.au or by returning the CDI voting instruction form to Computershare, the agent we designated for the collection and processing of voting instructions from our CDI holders, no later than 4:00 A.M. on November [—], 2014 U.S. Eastern Standard Time (8:00 P.M. on November [—], 2014 Australian Eastern Daylight Time) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions. If you direct CDN to vote by completing the CDI voting instruction form, you may revoke those directions by delivering to Computershare, no later than 4:00 A.M. on November [—], 2014 U.S. Eastern Standard Time (8:00 P.M. on November [—], 2014 Australian Eastern Daylight Time), a written notice of revocation bearing a later date than the CDI voting instruction form previously sent.

CDI holders may attend the meeting, but cannot vote in person at the meeting unless they are appointed as proxy by CDN.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The terms of office of each of our current directors will expire at the meeting. Our board has determined to nominate for election each of our current directors until our next annual meeting of stockholders to be held in 2015 and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal. Directors are elected by a plurality (i.e., nominees with the highest number of votes for their election will be elected as directors) of votes present or represented by proxy and entitled to vote at the meeting. Shares represented by validly executed proxies will be voted, if authority to do so is not withheld, for the election of each of the nominees. If any of the nominees is unexpectedly unavailable for election, these shares will be voted for the election of a substitute nominee proposed by our nominating and corporate governance committee or our board may determine to reduce the size of our board. Each person nominated for election has agreed to serve if elected.

Our bylaws provide for the re-election of directors to occur by plurality of votes. Under this mechanism, stockholders are effectively not provided with an option to vote ‘against’ a proposed resolution to re-elect a director. Stockholders who withhold their vote or vote against a director being re-elected will not be counted as votes cast and will have no effect on the re-election of directors.

Set forth below is biographical information for the nominees as well as the key attributes, experience and skills that our board believes such nominee brings to our board. Please note that the tenure of the nominees on the Unilife board described below includes service on the board of Unilife Medical Solutions Limited, or UMSL, our Australian predecessor.

Alan D. Shortall (age 61). Mr. Shortall has served as chief executive officer since September 2002 and as chairman of our board since November 2013. Mr. Shortall founded Unilife Medical Solutions Limited in 2001 and listed UMSL on the Australian Stock Exchange in November 2002. In 2008, he led the redomiciliation from Australia to the U.S., and completed a listing of Unilife on the NASDAQ Global Exchange. In 2013, Mr. Shortall was appointed by the board of directors to also serve as chairman of Unilife. In 2008, the trade magazine Medical Device and Diagnostic Industry (MD&DI) named him as one of 100 Notable People in the medical device industry. In 2013, he was appointed to the Advisory Board of Drug Development and Delivery magazine. Prior to founding Unilife, Mr. Shortall enjoyed a successful career as an entrepreneur managing businesses across a range of markets, including retail, consumer goods, IT, insurance and banking. Our board believes that Mr. Shortall’s strategic vision and intimate understanding of our innovative injectable drug delivery systems, as well as his substantial marketing and commercial experience make him well-suited to serve as a director.

Slavko James Joseph Bosnjak (age 65). Mr. Bosnjak has served as our director since February 2003, and as vice chairman of our board since November 2013. From April 2006 to November 2013 he served as our chairman of the board. Mr. Bosnjak has been a co-owner and director of the Le Meridien Lav Hotel in Split, Croatia since 2002 and is chairman and co-founder of Ultimate Outdoor Ltd., an Australian outdoor advertising company. Mr. Bosnjak is chairman of Chiron Commercial Vehicles Pty Ltd. a Malaysian company that manufactures bus bodies for export to Australia. He has also held positions on Commonwealth and New South Wales government advisory bodies in Australia, including the Greater Western Sydney Economic Development Board, and the GROW Employment Council. Mr. Bosnjak also served as the Chairman of the Tourism Council of Australia and Bus 2000 Ltd., which coordinated bus services for the Sydney 2000 Olympic Games. Mr. Bosnjak was awarded an Order of Australia Medal in 1994 for his services to the transportation industry and the community, and also holds an honorary doctorate from the University of Western Sydney for his services related to employment growth and economic development. Our board believes that Mr. Bosnjak’s broad government and investment experience in numerous industries across Australia, Asia and Europe as well as his long history with us and deep knowledge of our business make him well-suited to serve as a director.

John Lund (age 48). Mr. Lund has served as our director since November 2009. Since February 2012, Mr. Lund has served as chief financial officer of Reliant Rehabilitation, a private equity backed company, which is a leading provider of long-term care rehabilitation services with over 4,500 US based employees. Mr. Lund has also served as managing partner of Upstart CFO, LLC, a financial consulting company providing CFO advisory services since December 2010, and M&A Holdings, LLC, a private consulting company since July 2003. Mr. Lund was vice president of finance and controller of E-rewards, Inc., an internet market research company from February 2009 to March 2011, and vice president and controller of Nexstar Broadcasting Group, Inc., a NASDAQ listed television broadcasting company during 2008. Prior to that, Mr. Lund held chief financial officer and controller positions for various public and private companies, and was a manager at KPMG LLP, or KPMG. Mr. Lund received the Certificate of Director Education from the National Association of Corporate Directors, or NACD, and completed various corporate governance courses at Harvard Business School. Mr. Lund, a certified public accountant, graduated from University of North Texas and received his Master of Business Administration from the Kellogg School of Management of Northwestern University. Mr. Lund is actively involved in the NACD, Financial Executive Institute, American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants. Our board believes that Mr. Lund’s expertise in finance and accounting and his experience with corporate transactions and publicly listed companies make him well-suited to serve as a director.

William Galle (age 75). Mr. Galle has served as our director since June 2008. Since 2009, Mr. Galle has been affiliated as an investment banker with Bradley Woods, a 40 year-old New York City-based independent research and investment banking firm specializing in federal regulatory and legislative developments impacting substantial investor portfolios. Since 1993, Mr. Galle has been president of Diversified Portfolio Strategies LLC in Washington D.C., which provides alternative investment advisory services for institutions and substantial investors. Mr. Galle was also an independent director of American Marketing Complex in New York City from October 2007 to December 2009. Prior to his time at Diversified Portfolio Strategies LLC, Mr. Galle was vice president of pension services at Smith Barney, Harris Upham and director of corporate services at NASDAQ in Washington, D.C. Mr. Galle is a graduate of Columbia University, Rutgers University, and the New York Institute of Finance. Our board believes that Mr. Galle’s investment advisory experience makes him well-suited to serve as a director.

Jeff Carter (age 56). Mr. Carter has served as our director since April 2006. From March 2007 to July 2010, Mr. Carter served as company secretary for UMSL. From February 2005 until January 2009, Mr. Carter served as chief financial officer of UMSL. Mr. Carter was a chief financial officer of various publicly listed healthcare companies prior to joining UMSL in February 2005. Prior to entering the healthcare industry Mr. Carter held senior management positions with Coca Cola, Santos, Canadian Imperial Bank of Commerce and Touche Ross. Mr. Carter has in excess of 30 years experience in professional accounting, investment banking, corporate finance and commercial/strategic planning roles. Mr. Carter is a chartered accountant and holds a master’s degree in applied finance from Macquarie University. Our board believes that Mr. Carter’s experience in financial and management roles, with a strong background in the healthcare industry, make him well-suited to serve as a director.

Mary Katherine Wold (age 61). Ms. Wold has served as our director since May 2010. Ms. Wold serves as chief executive officer of the Church Pension Fund, which oversees defined benefit and defined contribution pension plans for clergy and lay employees of the Episcopal Church. Prior to her position at the Church Pension Fund, Ms. Wold served as senior vice president of finance from 2007 to 2009, senior vice president of tax and treasury from 2005 to 2007 and vice president of tax from 2002 to 2005, of Wyeth, a NYSE-listed pharmaceutical company, which was acquired by Pfizer in October 2009. Prior thereto, Ms. Wold spent 17 years with the international law firm of Shearman & Sterling based in New York, specializing in international tax planning for multinational corporations and in the tax aspects of mergers and acquisitions, capital markets and private equity transactions. Ms. Wold received her law degree from the University of Michigan and her Bachelor of Arts degree from Hamline University. Our board believes that Ms. Wold’s knowledge in financial, tax, and treasury matters along with her broad experience in global operations at one of the world’s largest pharmaceutical companies make her well-suited to serve as a director.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

INFORMATION ON OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business is managed under the direction and oversight of our board. We keep board members informed of our business through discussions with management, materials we provide to them, visits to our offices, and their participation in board and board committee meetings. We believe open, effective, and accountable corporate governance practices are key to our relationship with our stockholders. Our board has adopted corporate governance guidelines (board charter) that, along with the charters of our board committees and our code of business conduct and ethics, provide the framework for our governance. A complete copy of our corporate governance guidelines, the charters of our board committees, and our code of ethics may be found on the investor relations section of our website at www.unilife.com under the heading of “Governance”. Information contained on, or accessed through, our website is not part of this proxy statement. Our board regularly reviews corporate governance developments and modifies these policies as warranted. Any changes in these governance documents will be reflected on the same location of our website.

Director Independence

Our board has determined that each of Slavko James Joseph Bosnjak, John Lund, William Galle and Mary Katherine Wold is “independent” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, NASDAQ listing standards and the ASX Corporate Governance Council Corporate Governance Principles and Recommendations.

Board Leadership Structure

Our board has determined that in order to provide flexibility and to best serve the needs of the Company, our board should have the ability to either elect a chairman of the board who also serves as the chief executive officer or to vest those offices with two different people. The needs of the Company and the individuals available to serve in these roles may dictate different outcomes at different times, and the board believes that retaining flexibility in these decisions will enable the board to take advantage of the best skill sets available at the time to further the interests of the Company and its stockholders.

Alan D. Shortall currently serves as chairman of our board and chief executive officer. Slavko James Joseph Bosnjak serves as our lead independent director on our board and exercises that role as vice chairman of the board. We believe this leadership structure is presently the most appropriate structure for us.

Board’s Role in Risk Oversight

Our board is ultimately responsible for ensuring that appropriate risk management policies and procedures are in place to protect our assets and business. Our board requires senior management to ensure that an approach to managing risk is implemented as part of our day to day operations and to design internal control systems with a view to identifying and managing material risks. The committees of our board are responsible for evaluating the risks related to their respective responsibilities and overseeing the management of such risks. Our board periodically reviews the material risks faced by us, our risk management processes and systems and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

Meetings and Committees of the Board

Directors are expected to attend meetings of our board and any board committees on which they serve. Our board has four standing committees to facilitate and assist our board in the execution of its responsibilities: the audit committee, the compensation committee, the nominating and corporate governance committee, and the strategic partnerships committee.

During the fiscal year ended June 30, 2014, our board held 5 meetings and the audit, compensation, nominating and corporate governance, and strategic partnerships committees held 7, 7, 2 and 4 meetings, respectively. Each director attended 75% or more of the aggregate of all meetings of our board and board committees on which such director served at the time of such meetings.

In accordance with our corporate governance guidelines, we make every effort to schedule our meeting of stockholders at a time and date to maximize attendance by directors taking into account the directors’ schedules. Under our corporate governance guidelines, all directors should make every effort to attend our annual meeting of stockholders absent an unavoidable and irreconcilable conflict. In November 2013, the meeting was held in New York City and all of the directors then in office attended the meeting in person, except for Jeff Carter, who attended by telephone from Australia.

Audit Committee

The primary purpose of the audit committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The committee also reviews the qualifications, independence and performance, and approves the terms of engagement of our independent auditors, and reviews and approves any related party transactions. The audit committee is governed by a written charter approved by our board, a copy of which is available from the investor relations section of our website at www.unilife.com under the heading of “Governance.”

The audit committee currently consists of John Lund (Chair), Slavko James Joseph Bosnjak and Mary Katherine Wold. Our board of directors has determined that Mr. Lund qualifies as an “audit committee financial expert” as defined under SEC rules.

Compensation Committee

The primary purpose of the compensation committee is to supervise and review our affairs as they relate to the compensation and benefits of our named executive officers. In carrying out these responsibilities, the compensation committee reviews all components of executive compensation for consistency with our compensation philosophy and with the interests of our stockholders. The compensation committee is governed by a written charter approved by our board of directors, a copy of which is available from the investor relations section of our website at www.unilife.com under the heading of “Governance.”

Our compensation committee’s responsibilities include the following:

•

develop and implement an executive compensation policy to support overall business strategies and objectives, attract and retain key executives, link compensation with business objectives and company performance, and provide competitive compensation;

•

approve compensation for the chief executive officer, including relevant performance goals and objectives, review and approve compensation for other named executive officers, and oversee their evaluations;

•	make recommendations to our board of directors with respect to the adoption of stock-based compensation plans and incentive compensation plans;

•	review the outside directors’ compensation program for competitiveness and plan design, and recommend changes to our board, as appropriate; and

•	oversee general compensation plans and initiatives.

The compensation committee currently consists of Slavko James Joseph Bosnjak (Chair), John Lund and William Galle.

The compensation committee, in consultation with the chief executive officer, evaluates the performance of our other executive officers and sets their compensation packages. The compensation committee evaluates and sets the compensation of the chief executive officer without the consultation of the chief executive officer or any other executive officer.

Strategic Partnerships Committee

The primary purpose of the strategic partnerships committee is to provide support to our senior management in establishing and maintaining strategic partnership relationships between us, pharmaceutical companies, potential customers and other third parties that the committee considers can be of strategic importance in our growth. To that end, the strategic partnerships committee will review and evaluate strategic partnership status, strategies and opportunities with our senior management, assist our senior management in developing strategic partnerships and relationships and, from time to time, initiate proposals and make recommendations on strategic partnerships. The strategic partnerships committee is governed by a written charter approved by our board of directors, a copy of which is available from the investor relations section of our website at www.unilife.com under the heading of “Governance.”

The strategic partnerships committee consists of Mary Katherine Wold (Chair), Alan Shortall, William Galle, and John Lund.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee oversees our director nomination and corporate governance matters. The nominating and corporate governance committee is governed by a written charter approved by our board of directors, a copy of which is available from the investor relations section of our website at www.unilife.com under the heading of “Governance.”

The nominating and corporate governance committee’s primary responsibilities are to:

•	identify individuals qualified to become board members;

•	select, or recommend to our board, director nominees for each election of directors;

•	develop and recommend to our board criteria for selecting qualified director candidates;

•	consider committee member qualifications, appointment and removal;

•	recommend corporate governance principles, codes of ethics and compliance mechanisms applicable to us; and

•	provide oversight in the evaluation of our board and each committee.

The nominating and corporate governance committee currently consists of William Galle (Chair), Slavko James Joseph Bosnjak, John Lund and Mary Katherine Wold.

Nominations Process and Director Qualifications

In evaluating candidates for directors proposed by directors, stockholders and/or management, the nominating and corporate governance committee considers the following factors, among others:

•	the committee’s views of the current needs of our board for certain skills, experience or other characteristics;

•	the candidate’s background, skills, and experience;

•	other characteristics and expected contributions of the candidate; and

•	the qualification standards established from time to time by the nominating and corporate governance committee.

The nominating and corporate governance committee considers the appropriate skills and characteristics required of board members in the context of the current makeup of our board. In accordance with our corporate governance guidelines, this assessment includes issues of diversity, age, skills such as understanding of manufacturing, technology, finance and marketing, and international background, all in the context of an assessment of the perceived needs of our board at that point in time. Pursuant to our corporate governance guidelines, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of stockholders. They must also have an inquisitive and objective perspective and mature judgment.

In identifying director nominees, the nominating and corporate governance committee first evaluates the current members of our board willing to continue in service. Current members of our board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our board with that of obtaining a new perspective. If any member of our board does not wish to continue in service or if the nominating and corporate governance committee or our board decides not to re-nominate a member for re-election, the nominating and corporate governance committee identifies the desired skills and experience of a new nominee in light of the criteria above. Other than the foregoing, there are no specific, minimum qualifications that the nominating and corporate governance committee believes that a committee-recommended nominee to our board must possess, although the nominating and corporate governance committee may also consider such other factors as it may deem are in the best interests of us and our stockholders. If the nominating and corporate governance committee believes, at any time, that our board requires additional candidates for nomination, the committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. The nominating and corporate governance committee also considers suggestions of nominees from our stockholders. Persons suggested by stockholders to be nominees are evaluated based on the same criteria and using the same process described above for other potential nominees. Stockholders may recommend individuals for consideration by following the procedures set forth in our bylaws.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee has ever been an executive officer or employee of us or any of our subsidiaries, or has any relationship with us or our executives, other than their directorship and equity interests in us as disclosed in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” During fiscal 2014, none of our executive officers served on the compensation committee or board of any other entity that had any executive officer who also served on our board.

Code of Business Conduct and Ethics

Our board has adopted a code of business conduct and ethics which meets the definition of “code of ethics” under the SEC rules. The code applies to all of our employees, certain contractors and directors. A copy of the code of business conduct and ethics is available from the investor relations section of our website at www.unilife.com under the heading of “Governance”. We intend to disclose any amendment to, or waiver from, a provision of the code that applies to any of our principal executive, financial or accounting officers in the investor relations section of our website.

Communications with Directors

Stockholders may communicate with our directors by transmitting correspondence by mail, facsimile or email, addressed as follows:

Chairman of the Board

or Board of Directors

or [individual director]

c/o John C. Ryan

250 Cross Farm Lane

York, Pennsylvania 17406 USA

Fax: + 717 384-3402

Email Address: john.ryan@unilife.com

All incoming communications are screened by our corporate secretary and transmitted to the intended recipient absent safety or security issues.

DIRECTOR COMPENSATION

The following table provides information regarding the total compensation that we paid or awarded to our non-executive directors during the fiscal year ended June 30, 2014. Directors who are also employees do not receive compensation for their services as directors.

Name	Fees Earned or Paid in Cash		Stock Awards	Option Awards	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)		($)(1)(2)	($)(3)	($)(4)	($)	($)
Slavko James Joseph Bosnjak	110,196	(5)	138,250	—	10,193	—	258,639
William Galle	60,543		345,625	—	—	—	406,168
Jeff Carter	49,588	(6)	138,250	—	4,587	—	192,425
John Lund	81,379		138,250	—	—	—	219,629
Mary Katherine Wold	67,165		138,250	—	—	—	205,415

(1)	The amount referenced is the grant date fair value of stock awards determined in accordance with ASC Topic 718. See Note 4 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2014.
(2)	The aggregate number of outstanding stock awards held by each director as of June 30, 2014 are as follows: Slavko James Joseph Bosnjak — 35,000, William Galle — 132,500, Jeff Carter — 35,000, John Lund — 80,000, Mary Katherine Wold — 80,000.
(3)	The aggregate number of outstanding option awards held by each director as of June 30, 2014 are as follows: Slavko James Joseph Bosnjak — 0, William Galle — 100,000, Jeff Carter — 100,000, John Lund — 100,000, Mary Katherine Wold — 100,000.
(4)	Represents statutory contributions of 9% of fees to a superannuation fund (i.e., pension) for Australian directors only.
(5)	Mr. Bosnjak’s fees represent A$120,000 paid in Australian dollars. Amounts were converted using the average exchange rate during the applicable period.
(6)	Mr. Carter’s fees represent A$54,000 paid in Australian dollars. Amounts were converted using the average exchange rate during the applicable period. This amount represents fees earned solely for serving as a director.

Compensation Program for Non-Employee Directors

We provide our non-employee directors a mix of cash and equity compensation as part of our annual director compensation program. We believe this mix of pay not only provides an ability to attract and retain highly-qualified and diverse individuals to serve on our board but also aligns their interests with the interests of our stockholders. Because our CDIs are listed on the Australian Securities Exchange (“ASX”), any long-term equity incentive awards must be approved by our stockholders in order to comply with ASX Listing Rules.

Our compensation committee reviews our director compensation program periodically to determine whether the program remains appropriate and competitive, and recommends any changes to our full board for consideration and approval. In 2013, the compensation committee conducted a non-employee director compensation review in consultation with Radford, its independent compensation consultant. In reviewing the non-employee director compensation, the compensation committee and Radford considered our non-employee director compensation program in comparison to those of the members of our peer group and decided to make certain revisions to our program. Radford’s analysis showed that our director compensation, both on a per director basis and in aggregate for the entire board, was below market competitive practices. In addition, Radford’s analysis indicated that the market is increasingly phasing out meeting fees in favor of flat retainers that better reflect the “on-call” nature of service on the board and its committees. As part of the process, the compensation committee and Radford also took into consideration extraordinary factors specific to the Company, including the additional work and meetings required by our dual-listing on the NASDAQ and ASX, and the small size of our board as compared to other companies in our peer group, which requires our directors to serve on more committees than their counterparts in our peer group. After reviewing Radford’s findings, our board approved the compensation program described below, comprising the replacement of meeting fees with larger retainers and an increase to the annual equity grant.

Cash Compensation

Below is the fee structure for the independent members of our board prior to December 1, 2013:

Board:
Annual retainer per director	$25,000
Chairman of the board fee	25,000
Fee per meeting for a full board meeting (limit 4 per year)	1,500
Incremental fee for out of town meeting	1,000
Audit Committee:
Annual retainer for chairperson	20,000
Annual retainer for other members	10,000
Fee per meeting (limit four per year)	500
Compensation Committee:
Annual retainer for chairperson	15,000
Annual retainer for other members	7,500
Fee per meeting (limit four per year)	250
Nominating and Corporate Governance Committee:
Annual retainer for chairperson	10,000
Annual retainer for other members	5,000
Fee per meeting (limit four per year)	250
Strategic Partnerships Committee:
Annual retainer for chairperson	17,500
Annual retainer for other members	7,500
Fee per meeting (limit four per year)	500

Also, a director attending any board or committee meeting in person that requires the director to travel for more than two hours will be paid an additional $1,000 for attending such meeting.

In connection with its recent non-employee director compensation review, the compensation committee recommended to our board that the cash compensation be changed from the current practice, which is a hybrid of an annual retainer and meeting fees, to flat annual retainers for (i) serving as a member of our board, and (ii) for chairing and serving on committees of our board. The change to a retainer-based compensation model is consistent with a majority of the companies in our peer group and reflects the current trend in public companies, which takes into account the “on-call” relationship between management and our board.

Our board approved the changes in September 2013, and the changes took effect on December 1, 2013, the first full month following the annual meeting of stockholders. Annual retainer fees will be paid in monthly payments at the beginning of each month. The board’s total cash compensation for fiscal year 2014 was pro-rated to reflect the change in the new fee structure that became effective on December 1, 2013.

Below is the new fee structure for the independent members of our board effective December 1, 2013, which will result in a reduction of the annual aggregate cash compensation to our board:

Board:
Annual retainer per director	$35,000
Lead Director and Vice Chairman of the board fee (in addition to retainer)	45,000
Audit Committee:
Annual retainer for chairperson	25,000
Annual retainer for other members	10,000
Compensation Committee:
Annual retainer for chairperson	20,000
Annual retainer for other members	9,000
Nominating and Corporate Governance Committee:
Annual retainer for chairperson	11,000
Annual retainer for other members	6,000
Strategic Partnerships Committee:
Annual retainer for chairperson	19,500
Annual retainer for other members	9,500

Under the old cash compensation structure, the annual aggregate cash compensation paid to our non-employee directors was approximately $410,000. Under the new retainer-based structure, the annual aggregate cash compensation will be approximately $389,500.

Because he is not an independent director, Mr. Carter is not a member of any board committees. However, Mr. Carter does attend certain committee meetings at the request of the committee members, provides our board with additional accounting and financial expertise, and advises our board and management on ASX listing rules and Australian Securities and Investment Commission requirements. As such, our board has decided to pay Mr. Carter an additional annual retainer amount of $25,000 to compensate him accordingly.

Expense Reimbursement

We reimburse all directors for their expenses in connection with their activities as members of our board.

Equity Compensation

As part of the non-employee director compensation review conducted by the compensation committee in 2013, our board in September 2013 approved an annual equity grant of 35,000 shares of restricted stock or restricted stock units for our non-executive directors in each of fiscal 2014, 2015 and 2016, which was approved by the stockholders in November 2013 as required under the ASX Listing Rules. The restricted stock and restricted stock units will vest on the date of the next annual meeting to occur immediately following the date of issuance, subject to the non-employee director still being a director of the Company on the applicable vesting date. If a non-employee director resigns from our board or is removed from our board prior to the applicable vesting date, any unvested restricted stock or restricted stock units shall expire. If a non-employee director shall die or become permanently disabled prior to the vesting date, all granted but unvested restricted stock or restricted stock units shall vest immediately. All issued and unvested restricted stock or restricted stock units will vest immediately prior to a change in control transaction. All stockholder-approved stock-based awards that have not been issued shall be issued and vested immediately prior to a change in control.

In addition, as described in our last proxy statement filed in October, 2013, our board approved a special grant of 52,500 restricted stock units to Mr. Galle, subject to stockholder approval, which was then obtained in November, 2013.

Stock Ownership and Retention Guidelines for Non-Executive Directors

Stock Ownership Guideline

Under the stock ownership and retention guidelines for non-executive directors that was adopted in September 2011, each non-executive director was strongly encouraged to acquire and hold shares of our common stock having an aggregate value equal to four times his or her annual cash compensation for service on our board and board committees, excluding for this purpose meeting fees and expense reimbursements. In September 2013, our board adopted a new stock ownership guideline of five times a director’s annual cash compensation, which further aligns our board members with stockholders as well as governance best practices. All of the non-executive directors have met the increased stock ownership guideline. For purposes of this stock ownership guideline, directly and indirectly owned shares, unvested shares of restricted stock, and vested and unvested stock units are counted as shares owned, but unexercised stock options are not. Directors are expected to achieve their ownership goal within three years after our board’s initial adoption of this stock ownership guideline or the director’s appointment to our board, whichever is later.

This stock ownership guideline applies to the minimum number of shares that have an aggregate fair market value equal to the director’s ownership goal on the date that his or her ownership interest first meets the applicable ownership goal. Upon meeting the ownership goal, that number of shares becomes fixed and ownership of that number of shares must be maintained until the end of the director’s service on our board. A director’s ownership goal will not change as a result of changes in his or her annual cash compensation or fluctuations in the price of our common stock.

To facilitate achievement of the ownership goal, until the ownership goal is achieved the director is expected to retain all of the “net gain shares” resulting from the exercise of stock options, the grant of vested shares, or the vesting of restricted stock or stock units granted under our equity incentive plans. “Net gain shares” means the net number of shares remaining after reduction by the number of shares of common stock that the director would need to sell to cover the exercise price and taxes owed with respect to the grant, exercise or vesting event (assuming for this purpose a flat 40 percent tax rate and sale of shares at the closing price on the date of the taxable event).

Stock Retention Guideline

To further align the interests of the non-executive directors with those of our stockholders, in addition to satisfying the ownership goal described above, a further retention requirement applies to shares acquired from us by each non-executive director. Sixty percent of all net gain shares that are issued to the director after his or her achievement of the ownership goal, which net gain shares result from the exercise of stock options, the grant of vested shares, the vesting of restricted stock or the settlement of stock units granted under our equity incentive plans, and are not otherwise subject to the ownership goal are expected to be held until the end of the director’s service on our board. This retention guideline applies to net gain shares that arise in connection with stock options, restricted stock awards and stock units outstanding as of the date the guideline is adopted by our board and stock-based awards granted after that date. Slightly different stock retention requirements apply to incentives granted to Australian non-executive directors.

Waiver and Modification of Guidelines

These stock ownership and retention guidelines may be waived at the discretion of a majority of the members of the compensation committee in the event compliance would place severe hardship on a director or prevent a director from complying with a court order, such as in the case of divorce settlement; provided, however, that a member of the compensation committee may not cast a vote on his or her own waiver request. It is expected that these instances of waiver requests will be rare.

Our board may, upon recommendation of the compensation committee, amend or modify these stock ownership and retention guidelines at any time, in whole or in part.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm. In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the audit committee takes into account the views of management.

The audit committee has appointed KPMG as our independent registered public accounting firm for the fiscal year ending June 30, 2015. KPMG has acted in such capacity since its appointment in March 2010. The audit committee has considered whether KPMG’s provision of services other than audit services is compatible with maintaining independence as our independent registered public accounting firm and determined that such services are compatible.

Although ratification by stockholders is not a prerequisite to the ability of the audit committee to select KPMG as our independent registered public accounting firm, we believe such ratification to be desirable. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of KPMG as our independent registered public accounting firm for the fiscal year ending June 30, 2015. If the stockholders do not ratify the selection of KPMG, the selection of the independent registered public accounting firm will be reconsidered by the audit committee; however, the audit committee may select KPMG notwithstanding the failure of the stockholders to ratify its selection. If the appointment of KPMG is ratified, the audit committee will continue to conduct an ongoing review of KPMG’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace KPMG at any time.

Representatives of KPMG are expected to be present at the annual meeting, with the opportunity to make a statement if the representatives desire to do so. It is also expected that they will be available to respond to appropriate questions.

Fees Paid

The following table sets forth the fees for services provided by KPMG during the years ended June 30, 2014 and 2013.

	2014	2013
Audit Fees(1)	$553,250	$411,611
Audit-Related Fees(2)	30,000	103,950
Tax Fees(3)	25,000	10,000
All Other Fees	—	—

Total Fees	$608,250	$525,561

(1)	Audit fees include amounts for professional services in connection with the annual audit of our consolidated financial statements and the review of our consolidated financial statements included in our Quarterly Reports on Form 10-Q. In addition, for the fiscal years ended June 30, 2014 and 2013, audit fees included professional services related to the audit of our internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002.
(2)	Audit-related fees include amounts for professional services in connection with the review of our SEC registration statements.
(3)	Tax fees include amounts paid for professional services in connection with tax compliance, tax advice and tax planning.

Audit Committee’s Pre-Approval Policy

It is the audit committee’s policy to approve in advance the engagement of the independent registered public accounting firm for all audit services and non-audit services. The audit committee may delegate authority to pre-approve audit or non-audit services to one or more of its members. Any pre-approval authorized by a member of the audit committee to whom authority has been delegated must specify clearly in writing the services and fees approved by such member. Any member to whom such authority is delegated shall report any pre-approval decisions made under such delegated authority to the audit committee at its next scheduled meeting. All of the 2013 and 2014 fees paid to the independent registered public accounting firm described above were pre-approved by the audit committee in accordance with the pre-approval policy.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 2

REPORT OF THE AUDIT COMMITTEE

The audit committee of our board is composed of John Lund (Chairman), Slavko James Joseph Bosnjak and Mary Katherine Wold. The audit committee members are not professional accountants or auditors (although Mr. Lund is a certified public accountant, he currently does not work as an accountant or auditor). Management has the primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and the internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. In this context, the audit committee has reviewed and discussed with management the audited financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2014 filed with the SEC.

The audit committee also has discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1, AU section 380), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The audit committee has received the written disclosures and the letters from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the audit committee concerning independence and has discussed with KPMG their independence.

Based on the audit committee’s review and discussions with management and KPMG, the audit committee recommended that our board include the audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2014 filed with the SEC.

THE AUDIT COMMITTEE

John Lund (Chairman)

Slavko James Joseph Bosnjak

Mary Katherine Wold

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Mr. Shortall, whose biography is included under the heading “Proposal No. 1 — Election of Directors”:

Ramin Mojdeh (53). Dr. Mojdeh has served as President and Chief Operating Officer since November 2013 and previously served as Executive Vice President and Chief Operating Officer commencing in February 2011. Dr. Mojdeh served as Vice President and General Manager of Becton Dickinson (BD) Pharmaceutical Systems, North America between 2008 and 2010 and Worldwide Vice President of Research and Development, BD Medical, from 2002 to 2008. He was also a board member of BD Ventures Inc., the venture capital arm of BD, and he served as Chairman of BD’s Advanced Drug Delivery Council. Prior to his work with BD, Dr. Mojdeh was Business Director, Invasive Cardiology at GE Healthcare in 2002, and spent ten years with Guidant Corporation, where he held several management positions. Dr. Mojdeh received his Ph.D. in Computer Science from the University of Minnesota and his MBA from Kellogg Graduate School of Management, Northwestern University.

Dennis P. Pyers (53). Mr. Pyers, CPA, has served as Vice President, Controller & Interim Chief Financial Officer since March 2014 and served as our Chief Accounting Officer, Vice President and Controller from 2010 to 2014. Prior to that, from May 2009 to June 2010, Mr. Pyers served as an independent consultant, including as a consultant to the Company from May 2010 to June 2010. Before joining the Company, Mr. Pyers spent over twenty-five years with KPMG LLP, including serving as a partner from 2002 to 2009, providing a broad range of financial reporting, auditing, accounting and business advice to clients in the industrial markets and consumer products industries. He is a Certified Public Accountant licensed in Pennsylvania, Maryland and New Jersey. He obtained his Bachelors of Science in Accounting from the Pennsylvania State University.

John C. Ryan (44). Mr. Ryan has served as Senior Vice President, General Counsel and Secretary since May, 2014. Mr. Ryan served as a Partner at Duane Morris LLP from 2013 to 2014. From 2012 to 2013, Mr. Ryan served as Senior Vice President and Deputy General Counsel of Aramark Corporation, and from 2005 to 2012, Mr. Ryan served as Senior Vice President and Associate General Counsel of Aramark Corporation. From 1999 to 2005, Mr. Ryan served first as an Associate and then as a Partner at Duane Morris LLP. From 1995 to 1999, Mr. Ryan served as an Assistant District Attorney at the New York County District Attorney’s Office. Mr. Ryan received a J.D. from Northwestern University School of Law and a B.A. from New York University. Mr. Ryan is a member in good standing of the bars of Pennsylvania and New York.

Mark V. Iampietro (61). Mr. Iampietro has served as Vice President, Corporate Quality & Regulatory Affairs and Chief Compliance Officer since June, 2014 and previously served as Vice President of Corporate Quality and Regulatory Affairs since October 2008. Mr. Iampietro came to Unilife from Spherics Inc., a Boston-based pharmaceutical manufacturer, where he managed all phases of quality, regulatory, and clinical programs from 2002-2008. Prior to that, Mr. Iampietro held senior quality and regulatory positions at Cynosure, Inc. from 1998-2002, (CYNO-NASDAQ), MedChem Products, a division of C.R. Bard, Inc. from 1994-1998, (BCR-NYSE), Summit Technology Inc. from 1990-1994, and Tambrands Inc. from 1985-1990. He served as a visiting scientist at Brown University, is a senior member of The American Society for Quality (ASQ), and holds ASQ certifications as both a quality and reliability engineer. He received a Bachelor of Science degree in life sciences with a minor in engineering from Worcester Polytechnic Institute.

EXECUTIVE COMPENSATION

RISK MANAGEMENT AND INCENTIVE COMPENSATION

Our compensation committee has reviewed our compensation systems and has determined that it is not reasonably likely that our compensation plans would have a material adverse effect on us for the following reasons:

•

Any operational performance objectives of our annual cash incentive and stock-based grant programs are objectives that are reviewed and approved by our compensation committee and board, are focused on business activity that advances the stockholders’ interests and are designed to reward bonus-eligible employees for committing to and delivering goals that are aligned with our strategic plan.

•	Our annual cash incentive program is designed to reward performance.

•

The performance goals are reviewed by senior management, the compensation committee and our board of directors to ensure that they are focused on business activity that advances the stockholders’ interests and do not encourage excessive or potentially damaging risk-taking.

•

The amount of annual cash incentive compensation is not set at such an aggressive level that it would induce bonus-eligible employees to take inappropriate risks that could threaten our financial and operating stability.

•	Our annual cash incentive compensation program does not contain highly leveraged payout curves or uncapped payouts.

•

Our adoption of new compensation related policies such as the stock ownership guidelines for executive officers and the claw-back policy (both as further described below) causes executive officers to focus on our long-term success in a manner similar to our stockholders.

•

The compensation of our chief executive officer and chief operating officer is heavily weighted towards long-term equity incentives rather than cash compensation, to ensure alignment with stockholders.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis describes our compensation philosophy and practices for those individuals who were our most highly compensated executives based on their fiscal 2014 compensation. We refer to these individuals as “named executive officers.” Our fiscal year begins on July 1st and ends on June 30th of each year. Thus, all references to “fiscal 2014” mean the period that spans July 1, 2013 to June 30, 2014.

Our named executive officers are:

•	Alan D. Shortall, who is our chairman and chief executive officer;

•	Ramin Mojdeh, Ph.D., who is our president and chief operating officer;

•	Dennis P. Pyers, who became our interim chief financial officer in March 2014;

•	R. Richard Wieland II, who resigned as our executive vice president and chief financial officer in March 2014;

•	John C. Ryan, who became our senior vice president, general counsel and secretary in May 2014; and

•	Mark V. Iampietro, who is our vice president, corporate quality and regulatory affairs and chief compliance officer.

Executive Summary

Fiscal 2014 was our fourth full year as a public company in the United States. As we began the year, we set a number of important goals for our company for fiscal 2014, including the following:

•	Entering into long-term development, licensing and supply agreements with pharmaceutical and biotechnology companies for our innovative injectible drug delivery systems;

•	Strengthening our financial position; and

•	Further developing our technical staff resources.

By the end of fiscal 2014, we achieved these goals and made significant progress building our business. Our major achievements for fiscal 2014 include the following:

•

We designed, prototyped and presented a number of new products, including additional novel drug delivery devices, new dual-chambered syringe technology for lyophilized drugs which can be incorporated into other device platforms, new prefillable syringes with value added capability for customization and lower cost production, and wearable injectors with unique drug delivery capability.

•	We continued to enhance our operational focus, spurred further product development and the creation of additional intellectual property, improved production efficiencies and drove continuous growth.

•

We have built a strong team of technical talent and accelerated our development of a diversified and highly innovative portfolio of advanced drug delivery systems which is customizable for our pharmaceutical customers. During fiscal year 2014, the Company made 62 new patent applications worldwide. The cumulative number of patents granted worldwide by the end of fiscal year 2014 was approximately 135.

•	We delivered on customer commitments.

When designing the annual and long-term compensation program for our named executive officers, our compensation committee balanced the creation of appropriate incentives for the achievement of our strategic goals with the desire to conserve cash. We believe that our compensation program for our named executive officers was instrumental in helping us achieve our objectives for fiscal 2014. Material actions taken by the committee during fiscal 2014 and thereafter include the following:

•	Adoption of stock ownership guidelines and a claw-back policy applicable to named executive officers.

•	Adjustment of the base salaries of Dr. Modjeh and Messrs. Pyers and Iampietro.

•	Determination of named executive officer’s annual bonus awards for calendar year 2013 and Key Performance Indicators (“KPIs”) for calendar year 2014.

•	Award of restricted stock in May 2014 to our named executive officers, other than Mr. Shortall.

•	Approval of new-hire equity awards and an employment agreement for Mr. Ryan.

•	Adjustment of the target annual cash bonus opportunities of Dr. Modjeh and Mr. Shortall.

•	Elimination of the 280G excise tax gross-up from Mr. Shortall’s employment agreement.

•	Approval of an amendment and restatement of our 2009 Stock Incentive Plan, subject to stockholder approval (see Proposal No. 5, below).

•	Approval of a special restricted stock award for Mr. Shortall, subject to stockholder approval (see Proposal No. 6, below).

Compensation Philosophy and Objectives

The compensation committee of our board of directors is responsible for reviewing and approving the compensation payable to our named executive officers. The compensation committee follows an executive compensation philosophy that includes the following considerations:

•	a pay-for-performance orientation that delivers pay based on company and individual performance;

•	long-term incentives, in the form of stock-based awards, to more closely align the interests of named executive officers with the long-term interests of stockholders; and

•	individual wealth accumulation through long-term incentives to supplement retirement contributions to the Company’s 401(k) plan.

The primary objectives of our executive compensation program are to deliver a competitive package to attract, motivate and retain key executives and to align their compensation with our overall business goals, core values and stockholder interests. We aim to provide total compensation that is appropriate for an organization in our industry, stage of development and customer base. However, we compete with much larger companies in the recruitment and retention of key employees and seek to recruit the best talent available. Therefore, we may need to compensate certain individuals at a level higher than that paid by the members of our peer group. Such pay practices are necessary to support continued recruitment of top talent and retention of the executive team we have built. We link a substantial portion of compensation to our achievement of strategic objectives and the individual’s contribution to the attainment of those objectives. In addition, we encourage ownership of our common stock among our executive team through our long-term incentive plan to align executive compensation with the long-term interests of our stockholders.

We expect that our primary compensation objectives will reinforce consistent attainment of our key strategic goals and motivate and retain the executive talent we have hired.

Response to 2013 “Say on Pay” Advisory Vote

At our 2013 Annual Meeting, approximately 85% of our stockholders casting votes on our 2013 “Say on Pay” proposal voted in favor of that proposal, which was an increase from the 70% favorable vote on our 2012 “Say on Pay” vote. We believe that the increase in stockholder support was due to changes in our compensation practices following the 2012 Annual Meeting, including (i) engaging the services of our independent compensation consultant, Radford, in an effort to better capture our appropriate peer group and to evaluate potential changes to our named executive officer compensation program, and (ii) adopting stock ownership guidelines for executive officers and a claw-back policy which both became effective in fiscal year 2014. In addition, the 280G excise tax gross-up has been eliminated from Mr. Shortall’s employment agreement to further align his compensation package with best corporate governance practices. We expect to continue to refine our compensation practices and to engage with stockholders and their advisors to explain our compensation practices and to hear any concerns they may have.

Setting Executive Compensation/Role of Consultants

Our compensation committee has engaged Radford, an Aon Hewitt company, as an independent third party consulting firm, to assist it by providing competitive compensation data for named executive officers and developing an appropriate peer group of companies for benchmarking executive compensation (as previously discussed, the same peer group was used for benchmarking non-executive director compensation). This peer group is referred to as the comparison group. The compensation committee has used the relevant survey data received from Radford to determine whether adjustments should be made to the compensation packages for our named executive officers for calendar year 2014. Radford performed these services solely on behalf of the compensation committee in 2014 and continues to advise the compensation committee.

Because of the policies and procedures Radford and the compensation committee have in place, the compensation committee is confident that the advice it receives from the individual executive compensation consultant at Radford is independent and objective and not influenced by Radford’s or any of its affiliates’ relationships with us. These policies and procedures include the following:

•	Radford is hired by the compensation committee and reports directly to the compensation committee;

•	Radford’s consultant to the Company has direct access to the compensation committee without management intervention;

•	Radford may not provide additional services to the Company at the request of management without approval by the compensation committee chair;

•

the compensation committee is required to consider whether Radford’s consultant to the Company has any business or personal relationship with any member of the compensation committee or any executive officer of the Company;

•	the compensation committee is required to consider whether Radford’s consultant to the Company owns any shares of Company stock;

•	the consultant receives no incentive or other compensation based on the fees charged to us for other services provided by Radford or any of its affiliates;

•	the consultant is not responsible for selling other Radford or affiliate services to the Company;

•

Radford’s professional standards prohibit the individual consultant from considering any other relationships Radford or its affiliates may have with the Company in rendering his or her advice and recommendations;

•	the compensation committee has the sole authority to retain and terminate Radford; and

•	the compensation committee regularly evaluates the quality and objectivity of the services provided by Radford and determines whether to continue to retain Radford.

In determining whether adjustments should be made to the compensation packages for our named executive officers for calendar year 2014, the compensation committee considered (among other things) compensation data from the Radford Global Life Sciences Survey (or “Radford Survey”), a broad-based survey of the compensation practices of 699 companies in the life science industry.

The compensation committee uses independent verifiable data and information as well as the business judgment of the committee members in making decisions concerning executive compensation. An important element of this process is the evaluation of compensation practices among companies in our industry. For this purpose the compensation committee uses the Radford Survey. The compensation committee does not target specific peer group percentiles for total pay or for any individual pay element, but will pay particular attention to the 25th, 50th and 75th percentile of peer group pay measures to evaluate whether its pay decisions fall within a competitive range. In addition to using the Radford Survey to benchmark executive compensation for our named executive officers, the compensation committee retained Radford to assist the compensation committee in developing the comparison group mentioned above. The compensation committee used the data from the comparison group and other advice from Radford on prevailing market practices in executive compensation in evaluating and making adjustments to the executive compensation packages for the Company’s CEO and COO. The comparison group consists of 18 medical equipment/device and related companies, with last fiscal year (“LFY”) median revenues, net income and market capitalization of approximately $178.3 million, $5.4 million and $542.7 million, respectively. This comparison group has changed from the one used by us in 2013 due to acquisitions and other changes. The market cap and employee data set forth below is based on the most current market data available as of June 26, 2014.

Peer Group Summary

Company	Ticker	LFY Revenues	LFY Net Income	Market Cap ($Millions)	Employees
Abaxis, Inc.	ABAX	$179.8	$17.1	$897.3	535
ABIOMED, Inc.	ABMD	$176.9	$7.5	$979.0	467
Accuray Incorporated	ARAY	$325.7	$(70.9)	$681.7	989
Alphatec Holdings, Inc.	ATEC	$204.7	$(82.2)	$134.8	500
AngioDynamics, Inc.	ANGO	$348.8	$3.7	$567.4	1,330
AtriCure, Inc.	ATRC	$81.5	$(11.5)	$518.0	320
Cerus	CERS	$39.7	$(43.3)	$294.4	115
CryoLife, Inc.	CRY	$139.8	$15.8	$254.2	510
Exactech, Inc.	EXAC	$237.1	$15.4	$345.0	608
Harvard Bioscience, Inc.	HBIO	$105.2	$(1.8)	$125.6	345
HeartWare International, Inc.	HTWR	$207.9	$(59.3)	$1,494.4	569
Insulet Corporation	PODD	$247.1	$(45.0)	$2,150.1	478
Luminex Corporation	LMNX	$213.4	$7.1	$753.9	731
Natus Medical Incorporated	BABY	$344.1	$22.9	$794.6	943
OraSure Technologies, Inc.	OSUR	$98.9	$(11.2)	$480.2	293
Quidel Corporation	QDEL	$173.6	$7.4	$762.1	572
SurModics	SRDX	$56.2	$14.5	$285.6	114
Vascular Solutions	VASC	$109.2	$11.1	$374.7	406

75th Percentile		$231.2	$13.7	$786.4	599
50th Percentile		$178.3	$5.4	$542.7	505
25th Percentile		$106.2	$(35.4)	$307.1	360

Companies were selected for inclusion in the comparison group based on several factors, including: annual revenues, market capitalization, number of employees, stage of development, compensation practices, and similar business model and products. HeartWare International, Inc. was selected because it is dual listed on the ASX and NASDAQ like the Company. The committee intends to review and, if appropriate, modify the comparison group on an annual basis to reflect our business as it evolves. Although the comparison group has several companies that are larger than the Company with respect to revenues, market capitalization and number of employees, after considering Radford’s input and analysis regarding the comparison group, the compensation committee believes the comparison group is appropriate given that the Company draws from the same talent pool as the companies in its comparison group. Hiring in our industry is very competitive, and the compensation committee believes the Company needs to be competitive with its comparison group to ensure we are able to attract the best talent.

In addition to data from the comparison group, the compensation committee may consider additional sources of data in reviewing compensation. Because all publicly traded companies, such as those in the comparison group, are required to report on CEO compensation, the comparison group data provides sufficient data on all elements of CEO compensation. Therefore, our compensation committee used comparison group data to benchmark all elements of our CEO’s compensation. Because data from the comparison group for other named executive officers may not contain sufficient data points for officers other than the CEO, the compensation committee looked more broadly when benchmarking compensation for our other named executive officers including, for example, the Radford Survey, the Radford Global Sales Survey, and the Association of Corporate Counsel’s Small Law Department Survey, as applicable.

Elements of Compensation

The key elements of our executive compensation program are summarized in the table below.

COMPONENT	DESCRIPTION	PURPOSE
Base salary	Fixed cash compensation that is based on scope of responsibilities, experience, and competitive pay practices.	Provide a fixed, baseline level of compensation.

Annual cash incentives	Cash payment tied to performance during the year.	Reward the Company’s executive officers for achieving or exceeding annual performance and strategic objectives and individual contributions to the Company’s overall performance.

Long-term stock-based compensation:
• Stock options	Right to purchase shares after vesting at an exercise price equal to the closing price on the grant date.	Increase executive ownership, promote executive retention, align compensation with the achievement of long-term performance objectives and reward the creation of stockholder value.
• Restricted stock awards	Grant of shares that are forfeited if employment terminates before vesting occurs.

Other benefits and perquisites	Non-cash compensation generally modest in value relative to total compensation, which may consist of components such as temporary housing and relocation assistance, car allowance and insurance premiums.	Provide a competitive pay package to attract and retain highly qualified leaders.

The compensation committee believes this combination of cash and stock-based compensation furthers the objectives of our executive compensation program. Based on prevailing market practices, our compensation committee provides a mix of salary, annual cash incentive and stock-based awards to offer a competitive compensation package. This structure also promotes our pay-for-performance philosophy by linking pay levels to both our short-term performance (through annual incentive awards) and long-term performance (through stock options and restricted stock awards). A significant portion of compensation is provided through stock-based compensation awards, which align the interests of the executives with our stockholders, promote executive retention and reward the creation of stockholder value. As a result, a significant portion of our named executive officers’ compensation fluctuates with the movement of our stock price, and our executive officers thus share in both upward and downward movement of our stock value.

There is no pre-established policy for allocation of compensation between cash and non-cash components or between short-term and long-term components. Instead, the compensation committee determines the mix of compensation for each named executive officer based on its review of competitive data and the compensation committee’s subjective analysis of that individual’s performance and contribution to our performance.

Base Salary

It is the compensation committee’s objective to set a competitive rate of annual base salary for each named executive officer. The compensation committee believes competitive base salaries are necessary to attract and retain top quality executives, since it is common practice for public companies to provide their executive officers with a guaranteed annual component of compensation that is not subject to performance risk. Base salary levels are designed to recognize an individual’s ongoing contribution, to be commensurate with an individual’s experience and organization level and to be competitive with market benchmarks. Our compensation committee periodically reviews the base salaries of our named executive officers and may adjust those salaries after taking into account each respective officer’s performance and level of responsibility, as well as market data for the relevant positions.

Effective January 1, 2014, our compensation committee approved market-based increases to the base salaries of Messrs. Pyers and Iampietro. In addition, Dr. Modjeh’s base salary was adjusted in September 2014 in connection with the extension of his employment agreement, as described below under the heading “Amendments to Shortall and Mojdeh Employment Agreements.”

Annual Cash Incentive Compensation and Bonuses

We implement our annual bonus program using calendar year performance periods. There is not a formal written plan for this program, but instead target cash incentive opportunities are specified in each named executive officer’s offer letter or employment agreement. Our compensation committee, in consultation with our board of directors, establishes the KPIs against which our chief executive officer will be measured for each fiscal year. Our chief executive officer, in consultation with our compensation committee, establishes and communicates KPIs for the named executive officers against which each named executive’s performance will be measured for that calendar year. Our chief executive officer provides the compensation committee with a review of the performance of the other named executive officers and makes recommendations to the compensation committee as to the level of cash incentive to be paid based on that performance. In accordance with our compensation committee’s charter, our compensation committee evaluates the performance of each named executive officer in light of his KPIs and determines the amount of any annual incentive compensation earned by the named executive officer based on such evaluation.

The annual bonus award opportunity for our named executive officers, in all cases, is a discretionary amount expressed as a percentage of base salary, subject to achievement of KPIs established by our compensation committee. The target percentages for calendar year 2013 performance were as follows:

Name	Percentage of Base Salary
Alan D. Shortall	50	%(1)
Ramin Mojdeh, Ph.D.	50	%(2)
R. Richard Wieland	40%
John C. Ryan	40	%(3)
Dennis P. Pyers	25%
Mark V. Iampietro	25%

(1)	Target percentage of base salary will increase to 100% under amended employment agreement, as described herein.
(2)	Target percentage of base salary will increase to 80% under amended employment agreement, as described herein.
(3)	Mr. Ryan’s target percentages reflected here is for calendar 2014 given that he was not an employee in 2013.

The “target cash incentive” for each named executive officer represents the maximum cash incentive that the named executive officer can receive absent further action by the compensation committee.

The compensation committee in November 2012 approved calendar year 2013 KPIs for Messrs. Shortall, Wieland, Iampietro and Dr. Mojdeh. The following is a summary description of these KPIs:

Alan D. Shortall, Chairman and Chief Executive Officer

•	Secure collaboration, clinical trial or commercial supply agreements with pharmaceutical customers for Unilife products

•	Produce products to meet customer needs and pursue production cost reductions for Unilife products

•	Explore new product development and customization activities to support customer needs

•

Expand our organizational capability, continue to build a high-performance culture and develop operational resources through strategic hiring and compensation practices, improving operating systems, developing new or improved products and protecting Unilife’s intellectual property

•	Continuously build stockholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices, new product development and commercial expansion

Ramin Mojdeh, Ph.D., President and Chief Operating Officer

•	Secure collaboration, clinical trial or commercial supply agreements with pharmaceutical customers for Unilife products

•	Produce products to meet customer needs and pursue production cost reductions for Unilife products

•	Explore new product development and customization activities to support customer needs

•

Expand our organizational capability, continue to build a high-performance culture and develop operational resources through strategic hiring and compensation practices, improving operating systems, developing new or improved products and protecting Unilife’s intellectual property

•	Continuously build stockholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices, new product development and commercial expansion

R. Richard Wieland II, Former Executive Vice President and Chief Financial Officer

•	Support the negotiation of collaboration, clinical trial or commercial supply agreements with pharmaceutical customers through financial modeling and cost analysis

•	Support production of products and production cost reductions for Unilife products through financial modeling, cost accounting and prudent budgetary controls

•	Support new product development through financial modeling and cost accounting support

•

Expand our organizational capability, continue to build a high-performance culture and develop operational resources through strategic hiring and compensation practices and by improving information technology, accounting and other operating systems

•	Continuously build stockholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices, new product development and commercial expansion

Mark V. Iampietro, Vice President, Corporate Quality and Regulatory Affairs and Chief Compliance Officer

•	Provide quality and regulatory support to the negotiation of collaboration, clinical trial or commercial supply agreements with pharmaceutical customers

•	Provide quality and regulatory support to the business units to assist them in producing products to meet customer needs and pursuing production cost reductions

•	Provide quality and regulatory support for new product development and customization activities to support customer needs

•

Expand our organizational capability, continue to build a high-performance culture and develop operational resources through strategic hiring and compensation practices, improving quality and other operating systems and supporting the development of new or improved products

•	Continuously build stockholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices, new product development and commercial expansion.

The compensation committee in November 2013 approved KPIs for calendar 2014 for Messrs. Shortall, Wieland and Iampietro and Dr. Mojdeh. The following is a summary description of the KPIs for calendar year 2014 for each of the named executive officers:

Alan D. Shortall, Chairman and Chief Executive Officer

•	Secure collaboration, clinical trial or commercial supply agreements with pharmaceutical customers for Unilife products

•	Produce products to meet customer needs and pursue production cost reductions for Unilife products

•	Explore new product development and customization activities to support customer needs

•

Expand our organizational capability, continue to build a high-performance culture and develop operational resources through strategic hiring and compensation practices, improving operating systems, developing new or improved products and protecting Unilife’s intellectual property

•	Continuously build stockholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices, new product development and commercial expansion

Ramin Mojdeh, Ph.D., President and Chief Operating Officer

•	Secure collaboration, clinical trial or commercial supply agreements with pharmaceutical customers for Unilife products

•	Produce products to meet customer needs and pursue production cost reductions for Unilife products

•	Explore new product development and customization activities to support customer needs

•

Expand our organizational capability, continue to build a high-performance culture and develop operational resources through strategic hiring and compensation practices, improving operating systems, developing new or improved products and protecting Unilife’s intellectual property

•	Continuously build stockholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices, new product development and commercial expansion

R. Richard Wieland II, Former Executive Vice President and Chief Financial Officer

•	Support the negotiation of collaboration, clinical trial or commercial supply agreements with pharmaceutical customers through financial modeling and cost analysis

•	Support production of products and production cost reductions for Unilife products through financial modeling, cost accounting and prudent budgetary controls

•	Support new product development through financial modeling and cost accounting support

•

Expand our organizational capability, continue to build a high-performance culture and develop operational resources through strategic hiring and compensation practices and by improving information technology, accounting and other operating systems

•	Continuously build stockholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices, new product development and commercial expansion

Mark V. Iampietro, Vice President, Corporate Quality and Regulatory Affairs and Chief Compliance Officer

•	Provide quality and regulatory support to the negotiation of collaboration, clinical trial or commercial supply agreements with pharmaceutical customers

•	Provide quality and regulatory support to the business units to assist them in producing products to meet customer needs and pursuing production cost reductions

•	Provide quality and regulatory support for new product development and customization activities to support customer needs

•

Expand our organizational capability, continue to build a high-performance culture and develop operational resources through strategic hiring and compensation practices, improving quality and other operating systems and supporting the development of new or improved products

•	Continuously build stockholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices, new product development and commercial expansion.

Although Messrs. Pyers and Ryan did not become named executive officers until March 2014 and May 2014, respectively, their KPIs for calendar year 2014 are expected to be substantially similar to those of their respective predecessors as follows:

Dennis P. Pyers, Vice President, Controller and Interim Chief Financial Officer

•	Support the negotiation of collaboration, clinical trial or commercial supply agreements with pharmaceutical customers through financial modeling and cost analysis

•	Support production of products and production cost reductions for Unilife products through financial modeling, cost accounting and prudent budgetary controls

•	Support new product development through financial modeling and cost accounting support

•

Expand our organizational capability, continue to build a high-performance culture and develop operational resources through strategic hiring and compensation practices and by improving information technology, accounting and other operating systems

•	Continuously build stockholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices, new product development and commercial expansion

John C. Ryan, Senior Vice President, General Counsel and Secretary

•	Support the negotiation of collaboration, clinical trial or commercial supply agreements with pharmaceutical customers through legal counsel and analysis

•	Support new product development through legal counsel and analysis and ensure all intellectual property is properly protected internationally

•

Expand our organizational capability, continue to build a high-performance culture and develop operational resources through strategic hiring and compensation practices and by improving intellectual property protection, regulatory compliance and other operating systems

•	Continuously build stockholder value through financial accountability, good corporate governance, prudent risk management, sound compliance practices, new product development and commercial expansion

Payment of 2014 Annual Cash Incentive Bonuses for Calendar Year 2013 Performance

Annual cash incentive bonuses were paid to named executive officers in one installment in April 2014, based on satisfaction of the officers’ personal KPIs during calendar year 2013, as determined by the compensation committee. Messrs. Shortall and Wieland earned 100% of their target annual bonus opportunities for calendar year 2013 as the Board had determined that they had met their respective KPIs. Mr. Ryan, who joined the company in May 2014, did not receive an annual bonus for calendar year 2013. With respect to Messrs. Iampietro and Pyers, the compensation committee determined that they should each receive an above-target annual bonus for calendar year 2013, in each case equal to 35% of their respective base salaries. Mr. Iampietro received an above-target bonus due to the superior results achieved in quality audits. Mr. Pyers received an above-target bonus in recognition of his additional responsibilities and service as interim chief financial officer. Dr. Mojdeh received an above-target annual bonus equal to 100% of his base salary for calendar year 2013 in recognition of his superior performance in driving the creation of marketable intellectual property, management of the Company’s operations and building commercial relationships with customers.

Long-Term Incentive Compensation

As described above, stock-based incentives are a key component of our executive compensation program. Employee ownership is a core value of our operating culture. Management and the compensation committee believe that stock ownership encourages our executives to create value for us over the long term. They also believe that stock ownership promotes retention and affiliation with us by aligning executive interests with those of our stockholders and allowing our executives to share in our long-term success after satisfying multi-year vesting requirements.

Our long-term incentive compensation has been in the form of grants of stock options and restricted stock awards, with all such grants made during fiscal 2014 having been made under our stockholder-approved 2009 Stock Incentive Plan. All of our stock options are granted at an exercise price equal to the closing price of our common stock on the date of grant. We view stock options as an important element of performance-based compensation because a stock option provides no realizable value to a recipient until the vesting requirements have been met and unless the trading price of our shares increases following the grant of the stock options. Similarly, we view restricted stock awards as an important element of performance-based compensation because, as a stockholder, the named executive officer shares in both the upside and the downside risk of movements in the market price of our common stock. We believe that this sharing in the downside risk, which is not a feature of stock options, coupled with multi-year vesting periods helps to keep the named executive officers focused on the interests of our stockholders over the long term.

For retention purposes, we have granted stock options and restricted stock awards to our named executive officers with dual time and performance based vesting criteria. The time based component to our vesting criteria requires that the named executive officer be employed with us through the relevant vesting dates. The performance component is based upon achievement of specified performance criteria, including the accomplishment of strategic business milestones, our attaining specified market capitalization targets, or the trading price of our common stock reaching specified levels for sustained periods.

Fiscal Year 2014 Equity Awards

In May 2014, the compensation committee approved annual grants of restricted stock to Dr. Mojdeh and Messrs. Pyers and Iampietro. In addition to their annual grants of restricted stock, which were consistent with their previous annual grants, the compensation committee also awarded special retention grants of restricted stock to Dr. Mojdeh and Mr. Pyers, which vest over three years. These special retention grants were consistent with grants made to other senior employees of the Company in fiscal 2014, as part of a Company-wide program to provide compensation that (a) encouraged retention of key employees and (b) established a more direct tie between employee compensation and the long-term interests of our stockholders. For more detailed information regarding these grants, see the Grants of Plan-Based Awards in Fiscal 2014 Table on page 36. Because of previous equity grants, Mr. Shortall did not receive any annual or special grants of restricted stock or stock options during fiscal 2014.

On May 9, 2014, the compensation committee approved a grant to Mr. Ryan, in connection with his appointment as senior vice president, general counsel and secretary of the Company, of 175,000 restricted shares of common stock under the 2009 Stock Incentive Plan. The restricted shares will vest as follows (provided that Mr. Ryan remains employed with us through the relevant vesting date): 43,750 restricted shares will vest on the first anniversary of the date of the grant; 43,750 restricted shares will vest on the second anniversary of the date of the grant; and 87,500 restricted shares will vest on the third anniversary of the date of the grant. In addition, the compensation committee approved a grant to Mr. Ryan, effective May 9, 2014, of options to purchase 200,000 shares of common stock under the 2009 Stock Incentive Plan. The options will be exercisable at US$3.21 per share (the closing price of the common stock on the date of the grant) for a period of ten years from the date of the grant, and will vest as follows (provided that Mr. Ryan remains employed with us through the relevant vesting date): options for 50,000 shares will vest on the first anniversary of the date of the grant; options for 50,000 shares will vest on the second anniversary of the date of the grant; and options for 100,000 shares will vest on the third anniversary of the date of the grant. The restricted shares and options will vest upon a change in control of Unilife, or upon Mr. Ryan’s death or termination of employment due to total disability.

Special Award to Mr. Shortall

On September 15, 2014, the compensation committee approved, subject to stockholder approval being obtained as required under the ASX Listing Rules, a grant to Mr. Shortall of 4,000,000 restricted shares of common stock in connection with the extension of his employment agreement, which is discussed below. The vesting of this award is subject to performance-based vesting milestones, and also contains service-based clawback provisions, as further described under the heading “Proposal No. 6 — Approval of Grant of Restricted Stock to Alan D. Shortall.”

Our compensation committee deliberated carefully when structuring and approving this proposed award to Mr. Shortall. As part of its deliberations, it consulted with Radford, its independent compensation consultant, regarding prevailing market practices regarding CEO equity awards generally, and the proposed terms of this award specifically. In addition, the compensation committee consulted with management regarding the likely tax and accounting treatment of the proposed award.

The compensation committee is aware that the size of the proposed award, in the 90th percentile of the comparison group, is larger than typical annual equity awards made by similarly situated companies to their CEOs. However, the proposed award is not a typical annual award. In contrast to many other U.S.-based issuers, it is not our practice to make annual equity awards to our CEO. Rather, we make CEO equity awards every few years — generally (as is the case here), when we renew his employment contract. The result is that our CEO receives equity awards less frequently than other CEOs. The last equity awards we issued to Mr. Shortall were granted more than 32 months ago.

While the compensation committee has considered changing its CEO equity award approach to more closely to resemble that of its peers, it has chosen to continue its historical practice of making larger, less frequent awards. Its reasoning for this decision is that the longer interval between awards reduces the time spent on compensation negotiations (both by the committee and our CEO), thus enabling increased focus on other business matters. In addition, this approach allows the committee to consider a longer period of performance in determining appropriate award terms and size. The compensation committee still conducts annual evaluations of CEO performance and provides incentive for short term performance through our annual cash incentive program, so it believes that this approach enables it to achieve the right balance between short- and long-term incentive compensation elements.

Absent the occurrence of extraordinary events or a material change in our circumstances, the compensation committee does not expect to make additional equity awards to Mr. Shortall during the remainder of the five-year term of his employment agreement. Accordingly, the compensation committee believes that the appropriate way to view the size of this award is to amortize it over that five year period.

Other factors considered by our compensation committee in approving this award include the following:

•	Mr. Shortall’s annual base salary has not been changed since 2008 (other than to convert his salary from Australian dollars to U.S. dollars);

•	Mr. Shortall’s total cash compensation is below the 50th percentile of our comparison group;

•	Contemporaneous with the compensation committee’s approval of the award, Mr. Shortall agreed to relinquish his contractual right to a 280G (“golden parachute”) excise tax gross-up;

•

The vesting of the award is based on robust share price performance and contains service-based forfeiture provisions, which together serve to retain our most valued executive and generally require Mr. Shortall to deliver a sustained and material increase in stockholder value before realizing any of the award’s value; and

•

The sale of the award shares by Mr. Shortall after vesting will be subject to our standard management stock ownership guidelines, which generally prohibit sales by our chief executive officer unless he holds shares worth at least five times his base salary.

Savings Plans

We do not provide for wealth accumulation for retirement through defined benefit pension plans or supplemental executive retirement plans, nor do we anticipate doing so in the future. Our U.S. subsidiary, Unilife Medical Solutions, Inc., maintains a broad-based 401(k) plan that permits our employees, including our named executive officers, to accumulate savings for retirement on a tax-deferred basis. Our U.S. subsidiary commenced matching employee contributions under the 401(k) plan in January, 2012, including matching contributions of named executive officers who contribute to the 401(k) plan.

Other Benefits and Perquisites

The named executive officers are eligible to participate in employee benefit programs generally offered to our other employees. In addition, we provide certain other perquisites to the named executive officers that are not generally available to other employees. Our compensation committee reviews these benefits and perquisites. For more detailed information regarding benefits and perquisites provided to the named executive officers, see the footnotes to the Summary Compensation Table on page 35.

Employment Agreements

Each of our named executive officers, except for Mr. Pyers, is employed with us under the terms of an employment agreement for a term of years. The employment agreements establish the named executive officer’s initial base salary, which is subject to review and adjustment annually, and his annual cash incentive award opportunity. All cash incentive award payments are discretionary and subject to achievement of key performance indicators. The employment agreements for each of our named executive officers also contain restrictive covenants under which the executive must refrain from disclosing our confidential information, and must refrain from becoming involved in any business which is a competitor of the Company or attempting to entice away any employee, customer or supplier of the Company for a specified period of time after his employment with us terminates. The employment agreements provide for certain payments and benefits upon the named executive officer’s termination of employment with us under certain circumstances. Further information regarding those payments and benefits and the circumstances under which they are payable is described under — “Potential Payments upon Termination or Changes in Control”.

Severance

Severance provisions are set forth in the employment agreements with certain of our named executive officers. Further information regarding the severance benefits of our named executive officers is described under — “Potential Payments upon Termination or Change in Control.”

We believe that severance benefits allow us to attract and retain talented executives, and to entice other potential employees to accept positions with us and potentially to relocate to our central Pennsylvania headquarters. In establishing these arrangements, we consider that we do not provide defined benefit pension or supplemental executive retirement plan benefits.

Amendments to Shortall and Mojdeh Employment Agreements

On September 15, 2014 and September 17, 2014, the Company entered into amendments with Mr. Shortall and Dr. Mojdeh modifying their respective employment agreements. The amendments extended the otherwise applicable term of the employment agreements until December 31, 2019, consistent with the requirements of the Company’s credit facility entered into in fiscal 2014. In addition, the amendment to Mr. Shortall’s agreement increased his annual target cash bonus to 100% of his base salary, provided for the reimbursement to Mr. Shortall of reasonable expenses in the event we require him to relocate, and eliminated his 280G excise tax gross-up. The amendment to Dr. Mojdeh’s agreement also increased his base salary from $363,000 to $420,000 per year and increased his annual target cash bonus from 50% to 80% of his annual base salary. Mr. Shortall did not receive an increase in base salary, which is below the 50th percentile of the comparison group for CEO base salary. The increase in Mr. Shortall’s target bonus brings his target bonus and total cash compensation closer to the median for CEO target bonus and total cash compensation when compared to the comparison group for CEO pay. The Company increased Dr. Mojdeh’s base salary in recognition of his value to the Company and his opportunities for greater cash compensation from competitive employers. The Company also increased his target bonus in recognition of his value to the Company, opportunities for other employment and to reward and incent him to drive the achievement of the Company’s strategic plan.

We believe that the increases in these target bonus opportunities further our compensation philosophy and objectives of rewarding our executive officers for achieving or exceeding annual performance and strategic objectives and their individual contributions to the Company’s overall performance, and thereby furthers our pay-for-performance philosophy. We also believe that the increases in these target bonus opportunities help us to retain key executives who are essential to meeting or exceeding our strategic goals.

Ryan Letter Agreement

The Company entered into a letter agreement with Mr. Ryan in May 2014 in connection with his hiring. The letter agreement set forth Mr. Ryan’s base salary of $335,000, his annual target cash bonus opportunity of 40%, and his initial stock option and restricted stock grants, as described in detail above. On September 15, 2014, the Company entered into a definitive employment agreement with Mr. Ryan, the terms of which are summarized under — “Potential Payments upon Termination or Changes in Control”.

New Compensation-Related Policies

As referenced above, as part of our response to our 2013 Say-on-Pay advisory vote, we adopted the two policies described below in September, 2013. The full text of these policies can be found under the heading “Governance” in the “Investor” portion of our website (www.unilife.com).

Stock Ownership Guidelines

Our board adopted stock ownership guidelines that prohibit sales of our stock by our executive officers if those sales would cause the cash value of the officer’s stock holdings based on the then current stock price to fall below the relevant threshold as follows: (i) five times base salary for our chief executive officer, (ii) three times base salary for our chief operating officer, and (iii) two times base salary for all other executive officers. For purposes of these guidelines, an officer’s holdings include vested shares held directly by the officer or his immediate family members, the intrinsic value of vested stock options and vested but unsettled restricted stock units. These guidelines do not restrict the sale or withholding of shares in connection with the cashless exercise of options or the satisfaction of tax obligations arising in connection with the vesting or settlement of equity awards. Our board may waive these restrictions on a case by case basis, but it is anticipated that waivers will be rare. Since the adoption of this program, all executive officers have complied with these stock ownership guidelines.

This policy was effective immediately. We view the adoption of these guidelines as a significant step. These guidelines, together with our continued use of equity-based compensation, are intended to emphasize the alignment of interests between management and our stockholders in a demonstrable and firm manner, with the objective of encouraging high performance and discouraging inappropriate risk taking.

Our chief executive officer is also one of our largest stockholders. In addition to the new stock ownership guidelines described above, under the terms of the stock option and restricted stock awards that our chief executive officer received in fiscal 2010, he may not dispose of the net gain shares received under those awards before the first anniversary on which the awards become vested with respect to such shares. This holding period requirement expires if his employment terminates or we undergo a change in control. Net gain shares are the shares remaining after satisfaction of tax withholding obligations and/or payment of the option exercise price via share withholding. As of the date of this proxy statement, none of the 834,000 stock options granted to our chief executive officer on February 3, 2010 have vested. All of the restricted stock has vested and are no longer subject to the holding period.

Claw-back Policy

Our board also adopted a claw-back policy which provides that, if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement, we will recalculate all incentive compensation paid or credited to a person covered by the policy for the restated period. In addition, if any person covered by the policy engages in intentional misconduct that contributes to an erroneous measure of our financial results, then all incentive compensation paid or credited to him or her for the affected period will be recalculated (whether or not a restatement is then required). To the extent the recalculated compensation of the amount that should have been paid is less than the amount previously paid or credited based on the erroneous results, the excess amount that was paid must be returned to us (if previously paid) or will be forfeited (if previously credited, but not yet paid).

Tax Matters

Section 162(m) of the United States Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that publicly held corporations may deduct for United States federal tax purposes in any one year with respect to certain named executive officers.

To the extent that Section 162(m) applies to our compensation program for our named executive officers, our compensation committee follows a general practice of considering the adverse effect of Section 162(m) on the deductibility of compensation when designing annual and long-term compensation programs and approving payouts under these programs. While the tax treatment of compensation is important, the primary factor influencing program design is the support of business objectives. Consequently, our compensation committee reserves the right to design and administer compensation programs in a manner that does not satisfy the requirements of Section 162(m) and to approve the payment of nondeductible compensation, if the compensation committee believes doing so is in our best interest.

Accounting Matters

We record compensation expenses from our stock-based incentive compensation awards in accordance with FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation. We estimate the grant-date fair value of stock options using the Black-Scholes option-pricing model, with the exception of market-based grants, which are valued based on a Monte Carlo pricing model. The fair value of restricted stock is measured on the date of grant using the closing price of our common stock on that date.

* * * * *

COMPENSATION COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Unilife Corporation specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis appearing above with management. Based on such review and discussions, the compensation committee recommended to the board that the Compensation Discussion and Analysis be included in our annual report on Form 10-K and this proxy statement.

THE COMPENSATION COMMITTEE

Slavko James Joseph Bosnjak (Chairman)

John Lund

William Galle

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information concerning the compensation earned during fiscal 2014, 2013 and 2012 by our named executive officers.

Name and Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)		Total ($)
Alan D. Shortall	2014	420,000	210,000	—	—	72,980	(4)	702,980
Chairman of the Board & Chief Executive Officer	2013	420,000	210,000	—	—	60,210		690,210
	2012	420,000	210,000	3,966,443	1,270,568	244,712		6,111,723

Ramin Mojdeh, Ph.D.	2014	363,000	363,000	421,500	—	7,120	(5)	1,154,620
President & Chief Operating Officer	2013	346,500	165,000	638,550	—	246,388		1,396,438
	2012	330,000	165,000	5,930,225	—	62,020		6,487,245

R. Richard Wieland II(6)	2014	171,165	98,000	—	—	282,858	(7)	552,023
Former EVP & Chief Financial Officer	2013	245,000	98,000	556,350	—	28,319		927,669
	2012	245,000	98,000	—	—	26,729		369,729

Dennis P. Pyers(8)	2014	231,000	77,000	265,081	—	6,658	(5)	579,739
Vice President, Controller & Interim Chief Financial Officer

John C. Ryan(9)	2014	52,315	—	525,000	373,649	—		950,964
Sr. Vice President, General Counsel & Secretary

Mark V. Iampietro	2014	231,000	77,000	54,093	—	6,405	(5)	368,498
Vice President of Quality and Regulatory Affairs	2013	214,500	52,250	784,500	—	8,475		1,059,725
	2012	203,000	49,250	59,650	—	18,823		330,723

(1)	Reflects bonus payments earned in the calendar year ending during that fiscal year.
(2)	Reflects the aggregate grant date fair value of stock awards granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718. See Note 4 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2014.
(3)	Reflects the aggregate grant date fair value of stock options granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 4 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2014.
(4)	Includes $40,230 related to the purchase and maintenance of an automobile. Also includes $27,200 related to travel expenses of family members accompanying Mr. Shortall on business trips and $5,550 of other expenses.
(5)	Reflects matching contributions to the Company’s 401(K) Savings Plan.
(6)	Mr. Wieland served as our chief financial officer from June 8, 2010 to March 12, 2014. The amounts disclosed in the table above reflect amounts earned for fiscal 2014 through March 12, 2014.
(7)	Includes payments of $274,858 related to severance payments and $8,000 of other expenses.
(8)	Mr. Pyers has served as our vice president and controller since July 27, 2010 and as interim chief financial officer since March 12, 2014. The amounts disclosed in the table reflect amounts earned from July 1, 2013 to June 30, 2014.
(9)	Mr. Ryan has served as our senior vice president, general counsel and secretary since May 8, 2014. The amounts disclosed in the table above reflect amounts earned from his start date with the Company of May 8, 2014 to June 30, 2014.

Grants of Plan-Based Awards in Fiscal 2014

The following table provides information regarding all plan-based awards made to our named executive officers during fiscal 2014:

Name	Award Type(1)	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards Target ($)	Estimated Future Payouts Under Equity Incentive Plan Awards: Target (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
Ramin Mojdeh, Ph.D.	RS	5/15/14	5/9/14	—	—	150,000	—	—	421,500
Dennis P. Pyers.	RS	5/15/14	5/9/14	—	—	94,335	—	—	265,081
Mark V. Iampietro	RS	5/15/14	5/9/14	—	—	19,250	—	—	54,093
John C. Ryan	RS	5/9/14	5/8/14	—	—	175,000	—	—	525,000
	SO	5/9/14	5/8/14	—	—	—	200,000	3.00	373,649

RS = restricted stock award

SO = stock option award

The vesting terms for the restricted stock and option awards noted above are described in the notes to the outstanding equity awards table.

Outstanding Equity Awards Table

The following table provides information regarding all outstanding equity awards for our named executive officers as of June 30, 2014:

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Alan D. Shortall	500,000	(2)	250,000	(2)	—		3.24	1/3/22	—		—	—	—
	—		—		834,000	(3)	6.64	2/3/15	—		—	—	—
Dennis P. Pyers.	80,000	(4)	—		—		6.19	7/27/15	—		—	—	—
	11,859	(5)	—		—		5.46	1/3/21	—		—	—	—
	—		—		—		—	—	5,396	(6)	15,972	—	—
	—		—		—		—	—	126,316	(7)	373,895	—	—
	—		—		—		—	—	94,335	(8)	279,232	—	—
Ramin Mojdeh, Ph.D.	—		—		300,000	(9)	4.85	2/7/21	—		—	—	—
	—		—		—		—	—	13,750	(10)	40,700	—	—
	—		—		—		—	—	110,000	(11)	325,600	—	—
	—		—		—		—	—	150,000	(12)	444,000	—	—
John C. Ryan	—		200,000	(13)	—		3.00	5/9/24	—		—	—	—
	—		—		—		—	—	175,000	(14)	518,000	—	—
Mark V. Iampietro	11,859	(15)	—		—		5.46	1/3/21	—		—	—	—
	—		—		—		—	—	5,746	(16)	17,008	—	—
	—		—		—		—	—	25,000	(17)	74,000	—	—
	—		—		—		—	—	66,666	(18)	197,332	—	—
	—		—		—		—	—	19,250	(19)	56,980	—	—

*	Includes only those columns which are applicable.
(1)	The market value of all stock awards is based upon the closing price of our common stock of $2.96 at June 30, 2014, the last trading day of fiscal 2014.
(2)	These options were granted on January 3, 2012. One third of the options vested on each of the first and second anniversaries of the date of grant. One third of the options will vest on the third anniversary of the date of grant, provided that Mr. Shortall remains employed with us through the relevant vesting date. The options will also vest upon a change in control or upon Mr. Shortall’s death or termination of employment due to total disability.
(3)	These options will vest as follows: 250,000 options will vest upon our share price reaching $9.45 or more for a minimum of 20 out of any 30 consecutive trading days, 250,000 options will vest upon our share price reaching $12.15 or more for a minimum of 20 out of any 30 consecutive trading days and 334,000 options will vest upon our share price reaching $17.82 or more for a minimum of 20 out of any 30 consecutive trading days. The options will also vest upon a change in control or upon Mr. Shortall’s death or termination of employment due to total disability.
(4)	These options were granted on July 27, 2010. One fourth of the options vested on each of the first and second anniversaries of the date of grant. One half of the options vested on the third anniversary of the date of grant.
(5)	These options were granted on January 3, 2011. One third of the options vested on each of the first, second and third anniversaries of the date of grant.
(6)	A total of 16,190 shares of restricted stock were granted on March 20, 2012, of which 10,794 shares of restricted stock have vested. The unvested shares of restricted stock will vest as follows provided that Mr. Pyers remains employed with us through the relevant vesting date: 5,396 restricted shares will vest on the third trading day after the Company’s release of earnings immediately following the third anniversary of the date of grant. The shares of restricted stock will also vest upon a change in control, or upon Mr. Pyers’s death or termination of employment due to total disability.
(7)

A total of 189,475 shares of restricted stock were granted on May 28, 2013, of which 63,159 shares of restricted stock have vested. The unvested shares of restricted stock will vest as follows provided that Mr. Pyers remains employed with us through the relevant vesting date: 63,158 restricted shares will vest on the second anniversary of the date of grant and 63,158 shares of restricted stock will vest on the third anniversary of the date of grant. The shares of restricted stock will also vest upon a change in control, or upon Mr. Pyers’s death or termination of employment due to total disability.
(8)	A total of 94,335 shares of restricted stock were granted on May 15, 2014. The unvested shares of restricted stock will vest as follows provided that Mr. Pyers remains employed with us through the relevant vesting date: 23,584 restricted shares will vest on the first anniversary of the date of grant; 23,584 shares of restricted stock will vest on the second anniversary of the date of grant and 47,167 shares of restricted stock will vest on the third anniversary of the date of grant. The restricted shares will also vest upon a change in control, or upon Mr. Pyers’s death or termination of employment due to total disability
(9)	These options were granted on February 7, 2011. As of June 30, 2014, 225,000 of the options have vested and 75,000 of the options remain unvested. The unvested options will vest as follows provided that Dr. Mojdeh remains employed with us through the relevant vesting date: (i) 37,500 will vest upon meeting certain milestones relating to the installation, validation and production of the second Unifill high volume automated assembly line; (ii) 37,500 will vest upon meeting specified revenue and gross margin targets. The options will also vest upon a change in control, upon Dr. Mojdeh’s death or termination of employment due to total disability.
(10)	A total of 41,250 shares of restricted stock were granted on March 20, 2012, of which 27,500 shares of restricted stock have vested. The restricted shares will vest as follows provided that Dr. Mojdeh remains employed with us through the relevant vesting date: 13,750 restricted shares will vest on the third trading day after the Company’s release of earnings immediately following the third anniversary of the date of grant. The restricted shares will also vest upon a change in control, or upon Dr. Mojdeh’s death or termination of employment due to total disability.
(11)	A total of 165,000 shares of restricted stock were granted on May 28, 2013, of which 55,000 shares of restricted stock have vested. The restricted shares will vest as follows provided that Dr. Mojdeh remains employed with us through the relevant vesting date: 55,000 restricted shares will vest on the second anniversary of the date of grant; and 55,000 shares of restricted stock will vest on the third anniversary of the date of grant. The restricted shares will also vest upon a change in control, or upon Dr. Mojdeh’s death or termination of employment due to total disability.
(12)	A total of 150,000 shares of restricted stock were granted on May 15, 2014. The unvested shares of restricted stock will vest as follows provided that Dr. Mojdeh remains employed with us through the relevant vesting date: 37,500 restricted shares will vest on the first anniversary of the date of grant; 37,500 restricted shares will vest on the second anniversary of the date of grant; 75,000 shares of restricted stock will vest on the third anniversary of the date of grant. The restricted shares will also vest upon a change in control, or upon Dr. Mojdeh’s death or termination of employment due to total disability.
(13)	These options were granted on May 9, 2014. A total of 50,000 options will vest on the first anniversary of the date of grant; 50,000 options will vest on the second anniversary of the date of grant and 100,000 options will vest on the third anniversary of the date of grant. The options will also vest upon a change in control or upon Mr. Ryan’s death or termination of employment due to total disability.
(14)	A total of 175,000 shares of restricted stock were granted on May 9, 2014. The unvested shares of restricted stock will vest as follows provided that Mr. Ryan remains employed with us through the relevant vesting dates. 43,750 restricted shares will vest on the first anniversary of the date of grant; 43,750 shares of restricted stock will vest on the second anniversary of the date of grant: 87,500 shares of restricted stock will vest on the third of anniversary of the date of grant, provided that Mr. Ryan remains employed with us through the relevant vesting date. The options will also vest upon a change in control or upon Mr. Ryan’s death or termination of employment due to total disability.
(15)	These options were granted on January 3, 2011. One third of the options vested on each of the first, second and third anniversaries of the date of grant.
(16)	A total of 17,240 shares of restricted stock were granted on March 20, 2012, of which 11,494 shares of restricted stock have vested. The restricted shares will vest as follows provided that Mr. Iampietro remains employed with us through the relevant vesting date: 5,746 restricted shares will vest on the third trading day after the Company’s release of earnings immediately following the third anniversary of the date of grant. The restricted shares will also vest upon a change in control, or upon Mr. Iampietro’s death or termination of employment due to total disability.
(17)	A total of 125,000 shares of restricted stock were granted on October 3, 2012, of which 100,000 shares of restricted stock have vested. The restricted shares will vest as follows provided that Mr. Iampietro remains employed with us through the relevant vesting date: 25,000 restricted shares will vest on the second anniversary of the date of grant. The restricted shares will also vest upon a change in control, or upon Mr. Iampietro’s death or termination of employment due to total disability.
(18)	A total of 100,000 shares of restricted stock were granted on May 28, 2013 of which 33,334 shares of restricted stock have vested. The restricted shares will vest as follows provided that Mr. Iampietro remains employed with us through the relevant vesting date: 33,333 restricted shares will vest on the second anniversary of the date of grant; and 33,333 restricted shares will vest on the third anniversary of the date of grant. The restricted shares will also vest upon a change in control, or upon Mr. Iampietro’s death or termination of employment due to total disability.
(19)	A total of 19,250 shares of restricted stock were granted on May 15, 2014. The restricted shares will vest as follows provided that Mr. Iampietro remains employed with us through the relevant vesting date: 4,813 restricted shares will vest on the first anniversary of the date of grant; 4,813 restricted shares will vest on the second anniversary of the date of grant; 9,624 restricted shares will vest on the third anniversary of the date of grant; The restricted shares will also vest upon a change in control, or upon Mr. Iampietro’s death or termination of employment due to total disability.

Option Exercises and Stock Vested in Fiscal 2014

The following table contains information relating to the exercise of stock options and vesting of restricted stock during fiscal 2014.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Alan D. Shortall	1,250,000	1,843,750	(1)	466,400	1,305,920
Ramin Mojdeh, Ph.D.	—	—		128,750	380,163
R. Richard Wieland II	—	—		190,000	725,200
Dennis P. Pyers	—	—		68,556	200,090
Mark V. Iampietro	—	—		64,081	193,498
John C. Ryan	—	—		—	—

(1)	Represents the difference between the exercise price of the stock options and the fair market value of our common stock at exercise. The exercise price of this award was stated in Australian dollars. Accordingly, the value realized upon exercise of this award was determined by first converting the exercise price to U.S. dollars based on using the exchange rate on the date of exercise.
(2)	The value realized upon vesting of stock awards was calculated by multiplying the closing price of our common stock on the vesting date by the number of shares that became vested on that date.

Potential Payments upon Termination or Change in Control

We have entered into employment agreements with certain of our named executive officers which provide for certain payments and benefits upon the named executive officer’s termination of employment with us under certain circumstances. In addition, stock-based awards granted to our named executive officers contain provisions for the acceleration of vesting under certain circumstances.

The table below reflects the compensation and benefits, if any, due to each of the named executive officers upon a voluntary termination; a termination for cause; an involuntary termination other than for cause or resignation for good reason, both before and after a change of control; the occurrence of a change of control; or a termination due to death, disability or retirement. Mr. Wieland is not included in this table as his employment ceased prior to the end of fiscal year 2014. His actual entitlement upon separation is described below the table.

The amounts shown in the table below assume that each termination of employment or change of control, as applicable, was effective as of June 30, 2014, and the fair market value of a share of our common stock as of June 30, 2014 was $2.96, which was the closing price of our shares on that date. The amounts shown in the table are estimates of the amounts which would be payable upon termination of employment or change of control as applicable. The actual amounts to be paid can only be determined at the time of the actual termination of employment or change of control, as applicable. Prior to September 2014, Mr. Shortall was entitled to a 280G excise tax gross-up pursuant to the terms of his employment agreement and such gross-up amount is shown in the table below based on a termination date of June 30, 2014. As described above, Mr. Shortall’s entitlement to a 280G excise tax gross-up was eliminated in September 2014.

The value of the accelerated vesting of options was calculated by multiplying the number of unvested shares subject to each option by the excess, if any, between $2.96, the closing price of a share of our common stock on June 30, 2014, over the per share exercise price of the option. The value of the accelerated vesting of restricted stock was calculated by multiplying the aggregate number of unvested shares of restricted stock by $2.96, the closing price of a share of our common stock on June 30, 2014. More details concerning these values are set forth in the footnotes below.

Name	Benefit	Voluntary Resignation or Termination for Cause		Termination Without Cause in the Absence of a Change in Control(1)		Change in Control(2)		Termination Without Cause Upon or Within 12 Months Following a Change in Control(3)		Death or Disability(2)
Alan D. Shortall	Cash severance	$—		$630,000	(4)	$—		$630,000	(4)	$—
	Options	—		—	(5)	—	(5)	—	(5)	—	(5)
	Restricted stock	—		—		—		—		—
	Health benefits	—		22,728	(6)	—		22,728	(6)	—
	Excise tax gross up	—		—		—		—		—
	Relocation	100,000	(7)	100,000	(7)	—		100,000	(7)	100,000	(7)

	Total Value	$100,000		$752,728		$—		$752,728		$100,000

Dennis P. Pyers.	Cash severance	$—		$—		$—		$—		$—
	Options	—		—	(8)	—	(8)	—	(8)	—	(8)
	Restricted stock	—		—		669,099	(9)	669,099	(9)	669,099	(9)
	Health benefits	—		—		—		—		—
	Relocation	—		—		—		—		—

	Total Value	$—		$—		$669,099		$669,099		$669,099

Ramin Mojdeh, Ph.D.	Cash severance	$—		$726,000	(10)	$—		$907,500	(11)	$—
	Options	—		—	(12)	—	(12)	—	(12)	—	(12)
	Restricted stock	—		810,300	(13)	810,300	(13)	810,300	(13)	810,300	(13)
	Health benefits	—		22,728	(14)	—		34,092	(15)	—
	Relocation	—		—		—		—		—

	Total Value	$—		$1,559,028		$810,300		$1,751,892		$810,300

John C. Ryan	Cash severance	$—		$—		$—		$—		$—
	Options	—		—	(16)	—	(16)	—	(16)	—	(16)
	Restricted stock	—		518,000	(17)	518,000	(17)	518,000	(17)	518,000	(17)
	Health benefits	—		—		—		—		—
	Relocation	—		—		—		—		—

	Total Value	$—		$518,000		$518,000		$518,000		$518,000

Mark V. Iampietro	Cash severance	$—		$121,000	(18)	$—		$415,250	(19)	$—
	Options	—		—		—	(20)	—	(20)	—	(20)
	Restricted stock	—		—		345,320	(21)	345,320	(21)	345,320	(21)
	Health benefits	—		8,929	(22)	—		26,787	(23)	—
	Relocation	—		—		—		—		—

	Total Value	$—		$129,929		$345,320		$787,357		$345,320

(1)	Termination Without Cause includes termination due to our decision not to renew a named executive officer’s employment agreement if the named executive officer was willing and able to continue performing services under the terms of the employment agreement.
(2)	Upon a change of control or in the case of termination of employment due to death or total disability, all outstanding options vest.
(3)	Termination Without Cause Upon or Within 12 Months Following a Change in Control reflects the aggregate of any payments and benefits to which the executive becomes entitled upon termination of employment coincident with or following such change in control event.
(4)	The cash severance payment to Mr. Shortall is calculated based on an amount equal to 12 months of his total salary compensation for the fiscal year in which employment is terminated ($420,000) plus the amount of bonus earned by Mr. Shortall in the most recently completed bonus year ($210,000).

(5)	All of Mr. Shortall’s outstanding unvested options were underwater as of June 30, 2014. In the event that Mr. Shortall’s employment is terminated by us without cause prior to a change in control, his performance-based stock options are neither accelerated nor forfeited; rather, he retains the opportunity to vest in the options if the performance milestones are satisfied before the expiration date.
(6)	This amount represents the cost of 12 months of Mr. Shortall’s COBRA health care continuation coverage.
(7)	Upon the end of Mr. Shortall’s employment with us in the United States we have the obligation to pay for the relocation of Mr. Shortall and his family from the United States to Australia, including moving his personal and household effects. The amount above represents the estimated expenses associated with such relocation as of June 30, 2014.
(8)	All of Mr. Pyers’ outstanding unvested options were underwater as of June 30, 2014.
(9)	This amount represents the value of the accelerated vesting of 226,047 shares of restricted stock based on a value per share of $2.96, the closing price of our shares on June 30, 2014.
(10)	This amount represents an amount equal to 12 months of Dr. Mojdeh’s total salary compensation for the fiscal year in which employment is terminated ($363,000) plus the greater of the bonus earned and paid in the last completed year or the target bonus for the year in which employment is terminated ($363,000).
(11)	This amount represents an amount equal to 18 months of Dr. Mojdeh’s total salary compensation for the fiscal year in which employment is terminated ($544,500) plus the greater of the bonus earned and paid in the last completed year of the target bonus for the year in which employment is terminated ($363,000).
(12)	All of Dr. Mojdeh’s outstanding unvested options were underwater as of June 30, 2014.
(13)	This amount represents the value of the accelerated vesting of 273,750 shares of restricted stock based on a value per share of $2.96, the closing price of our shares on June 30, 2014.
(14)	This amount represents the cost of 12 months of Dr. Mojdeh’s COBRA health care continuation coverage.
(15)	This amount represents the cost of 18 months of Dr. Mojdeh’s COBRA health care continuation coverage.
(16)	All of Mr. Ryan’s outstanding unvested options were underwater as of June 30, 2014.
(17)	This amount represents the value of the accelerated vesting of 175,000 shares of restricted stock based on a value per share of $2.96, the closing price of our shares on June 30, 2014.
(18)	This amount represents an amount equal to six months of Mr. Iampietro’s total salary compensation for the fiscal year in which employment is terminated.
(19)	This amount represents an amount equal to 18 months of Mr. Iampietro’s total salary compensation for the fiscal year in which employment is terminated ($363,000) plus the amount of the bonus paid to Mr. Iampietro in the most recently completed bonus year ($52,250).
(20)	All of Mr. Iampietro’s outstanding unvested options were underwater as of June 30, 2014.
(21)	This amount represents the value of the accelerated vesting of 116,662 shares of restricted stock based on a value per share of $2.96, the closing price of our shares on June 30, 2014.
(22)	This amount represents the cost of six months of Mr. Iampietro’s COBRA health care continuation coverage.
(23)	This amount represents the cost of 18 months of Mr. Iampietro’s COBRA health care continuation coverage.

Separation Agreement with Mr. Wieland

On March 18, 2014, Mr. Wieland entered into a Separation Agreement and General Release with us in connection with the cessation of his employment. This document provides for: (a) cash severance of $245,000, payable in equal installments over 12 months; (b) payment of Mr. Wieland’s 2013 annual bonus of $98,000; (c) waiver of the applicable premium otherwise payable for COBRA continuation coverage for a 12 month period (approximately $17,858); (d) acceleration of vesting with respect to 115,000 shares of restricted stock (then valued at $497,950, based on the closing price of our stock on his last day of employment; (e) an extension until March 12, 2015 of the post-termination exercise period of 22,436 vested stock options held by him, (f) 12 months of outplacement assistance (valued at approximately $12,000), and (g) waiver of the non-competition restrictions otherwise applicable to Mr. Wieland. In addition, this document also contains customary release, confidentiality and non-disparagement provisions.

Employment Agreement with Mr. Ryan

As reflected above, Mr. Ryan was not party to an employment agreement with us that provided for severance or change in control benefits as of the last day of fiscal year 2014. However, the Company did enter into an employment agreement with Mr. Ryan in September, 2014. Such agreement replaces the basic offer letter issued to Mr. Ryan upon commencement of his service and confirms his title, duties, base salary and annual bonus opportunity, as set forth in that offer letter. In addition, the employment agreement provides that if Mr. Ryan’s employment is terminated by the Company without cause, he will be entitled to: (i) continuation of base salary and group health benefits for a period of 12 months, (ii) payment of an amount equal to the greater of the annual bonus paid to Mr. Ryan for the bonus year immediately preceding the year of termination or his target annual bonus for the year of termination, payable in equal installments over a 12 month period, and (iii) accelerated vesting of all outstanding equity awards. If Mr. Ryan’s employment is terminated by the Company without cause within 12 months following a change in control, Mr. Ryan will be entitled to: (i) continuation of base salary and group health benefits for 18 months, (ii) payment of a lump-sum amount equal to the greater of the annual bonus paid to Mr. Ryan for the fiscal year immediately preceding the year of termination or his target annual bonus for the year of termination. In addition, upon a change in control, the vesting of all outstanding equity awards then held by Mr. Ryan will then accelerate. In each case, these severance benefits are conditioned upon Mr. Ryan’s execution of a release of claims. The employment agreement also contains customary restrictive covenants.

PROPOSAL NO. 3 — ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

We are providing you with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our executive officers named in the Summary Compensation Table under “Executive Compensation.” Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), we are required to seek a non-binding advisory vote from our stockholders to approve the compensation awarded to our named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to express your views on our named executive officers’ compensation. This vote is not intended to address any specific element of our compensation programs, but rather to address our overall approach to the compensation of our named executive officers described in this proxy statement. The vote solicited by this proposal is advisory and its outcome will not be binding on the board or require the board or the compensation committee to take any action. However, the compensation committee values the opinions expressed by our stockholders in their vote on this proposal and expects to take into account the outcome of this vote when evaluating future executive compensation arrangements for our named executive officers.

We believe that we have in place comprehensive executive compensation programs. Our compensation committee monitors our executive compensation programs and, when practical and appropriate for our business, adopts changes to reflect the marketplace in which we compete for talent, as well as general economic, regulatory and legislative developments affecting executive compensation. As described in detail under the heading “EXECUTIVE COMPENSATION — Compensation Discussion and Analysis,” our executive compensation programs are designed to help us attract, retain and motivate superior executive talent, while providing competitive and differentiated levels of pay based on corporate and individual performance that reinforce the alignment of the interests between our executive management team and our stockholders.

We believe that stockholders should support this proposal for the following reasons:

•	Our compensation committee is composed of seasoned, independent business executives and is advised by Radford, an independent and nationally recognized authority on executive compensation;

•

Our executive compensation programs are carefully balanced between short- and long-term elements, with relatively greater emphasis placed on equity-based components (as is appropriate and beneficial for a company at our stage of development);

•

In fiscal year 2014, we adopted robust stock ownership guidelines applicable to all of our named executive officers, to further emphasize the alignment of interests between management and stockholders;

•	In fiscal year 2014, we adopted a clawback policy to emphasize the importance of compliance with financial reporting requirements and to strongly discourage executive misconduct;

•	In September 2014, our CEO relinquished his contractual right to a gross-up for 280G (i.e., “golden parachute”) excise taxes;

•	We do not provide material perquisites to our executives and our executive severance benefits are not excessive;

•

The restricted stock award recently approved by the board for our CEO (subject to stockholder approval being obtained under the ASX Listing Rules) (and described below in Proposal No. 6) (the “CEO Award”) vests only upon the achievement of robust share price growth, which serves to require Mr. Shortall to deliver a material increase in stockholder value before realizing any of the award’s value. The CEO Award also contains provisions which would cause Mr. Shortall to forfeit any shares vested under the award in the event he were to voluntarily resign from the Company during the next four years, which serves to retain our most valued executive. By encouraging robust share price growth and Mr. Shortall’s retention, this restricted stock award aligns Mr. Shortall’s interests with those of our stockholders;

•

The CEO Award is large relative to typical annual awards made by similarly situated companies to their CEOs. However, as further described in Proposal No. 6, our CEO does not receive annual awards. When amortized over the expected interval until his next award, the size of the award is reasonable and appropriate;

•

In Proposal No. 5, we propose to amend our Stock Plan to designate to a fixed number of shares (rather than a number of shares determined with respect to our number of shares outstanding from to time). This approach is more transparent and provides our stockholders with more direct control over the dilution created by compensatory equity awards; and

•	Our executive compensation programs have been effective at attracting and retaining top-tier executive talent.

The board is asking stockholders to approve a non-binding advisory vote on the following resolution:

“Resolved that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the “Compensation Discussion and Analysis,” compensation tables and narrative discussions, is approved on a non-binding advisory basis.”

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 3

PROPOSAL NO. 4 — RATIFICATION OF ISSUANCE AND SALE OF COMMON STOCK

ISSUED UNDER THE CONTROLLED EQUITY OFFERING SALES AGREEMENT

Background

On October 3, 2012, the Company entered into a Controlled Equity Offering Sales Agreement, or the Sales Agreement, with Cantor Fitzgerald & Co., or Cantor, pursuant to which we may issue and sell shares of our common stock, par value $0.01 per share, or Common Stock, from time to time through Cantor as our sales agent, subject to the limitations set out in the Sales Agreement. Under the Sales Agreement, Cantor may sell our Common Stock by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 of the Securities Act, including, but not limited to, sales made directly on The NASDAQ Global Market, on any other existing trading market for our Common Stock or to or through a market maker. A copy of the Sales Agreement may be found in the Current Report on Form 8-K that the Company filed with the SEC and ASX on or about October 4, 2012. The Common Stock is sold pursuant to our shelf registration statement that was declared effective by the SEC on June 30, 2011 and the accompanying prospectus supplement that was filed with the SEC and ASX on or about October 4, 2012.

As previously announced, the Company has issued and sold Common Stock under the Sales Agreement. On January 15, 2014, the Company sold 1,500,000 shares of Common Stock (equivalent to 9,000,000 CDIs) on NASDAQ under the Sales Agreement at an average sale price of US$4.25 per share for an aggregate principal amount of US$6,380,100 (the “First Tranche Shares”). On August 6, 2014, the Company sold an additional 5,808,800 shares of Common Stock (equivalent to 34,852,800 CDIs) on NASDAQ under the Sales Agreement at an average sale price of US$2.20 per share for an aggregate principal amount of US$12,785,169 (the “Second Tranche Shares”). As a result, the Company has completed use of the facility available under the Sales Agreement.

We refer to the shares of Common Stock that we sold pursuant to the Sales Agreement as the “ATM Shares.”

The ATM Shares have been issued and we are now seeking the approval of our stockholders for the purpose of ratifying the issuance and sale of the ATM Shares pursuant to ASX Listing Rule 7.4.

ASX Listing Rules

ASX Listing Rule 7.1. ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue securities that would represent more than 15% of the company’s ordinary securities on issue 12 months prior to the date of issue of (or agreement to issue) such securities, without prior approval of a company’s stockholders.

The ATM Shares issued under the Sales Agreement were within the 15% limitation imposed under ASX Listing Rule 7.1 and accordingly stockholder approval was not required for their issue.

ASX Listing Rule 7.4. ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. This rule provides that where the stockholders in a general meeting ratify a previous issuance of securities (made without stockholder approval under ASX Listing Rule 7.1), those securities will be excluded from the calculation of the number of securities that can be issued by the Company in any 12-month period within the 15% limit set out in ASX Listing Rule 7.1.

On January 15, 2014 and August 6, 2014, the Company issued the ATM Shares pursuant to the Sales Agreement. Stockholder approval is now being sought under ASX Listing Rule 7.4 to ratify the issuance of the ATM Shares.

By ratifying the issue of the ATM Shares, such securities will be excluded from the calculation of the number of securities that can be issued by the Company in the forthcoming 12 month period under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue further CDIs and/or shares of common stock in the next 12 months, if our board considers it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 7.5, in addition to the information set out above, the following information is provided in relation to this proposal:

(a)	the total number of ATM Shares issued under the Sales Agreement was 7,308,800 (equivalent to 43,852,800 CDIs);

(b)	the average sales price of the First Tranche Shares was US$4.25;

(c)	the average sales price of the Second Tranche Shares was US$2.20;

(d)	the ATM Shares were issued to Cantor who subsequently allocated the ATM Shares to investors;

(e)	the issuance of the ATM Shares was made pursuant to a public offering under our registration statement that was declared effective by the SEC on June 30, 2011; and

(f)	the ATM Shares rank equally with all other shares of our Common Stock.

Use of Proceeds

We received net proceeds from the issuance and sale of the ATM Shares of US$18,590,311, after deducting the sales commission. We intend to use the net proceeds to fund the continued development and commercial supply of our diversified portfolio of advanced drug delivery systems, the expansion of our workforce to support anticipated customer demands, and for working capital and other general corporate purposes.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal No.4 by a person who participated in the purchase of the ATM Shares and any associate of such person.

However, the Company need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card, or it is cast by the person chairing the special meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 4.

PROPOSAL NO. 5 — APPROVAL OF THE ISSUE AND TRANSFER OF SECURITIES UNDER THE AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN, AS PROPOSED TO BE AMENDED AND RESTATED

Overview

As described under “EXECUTIVE COMPENSATION — Compensation Discussion and Analysis”, stock-based incentives are a key component of our executive compensation program and employee ownership is a core value of our operating culture. Management and the compensation committee believe that stock ownership encourages our executives and employees to create value for us over the long term. They also believe that stock ownership promotes retention and affiliation with us by aligning executive and employee interests with those of our stockholders and allowing our executives and employees to share in our long-term success after satisfying applicable vesting requirements. Moreover, compensating our employees through equity awards allows us to grow our company while conserving cash. Our long-term incentive compensation historically has been in the form of grants of stock options and restricted stock awards, with all such grants following our redomiciliation to the United States in January 2010 having been made under our stockholder-approved 2009 Stock Incentive Plan, or the Stock Plan.

Approvals

Under this Proposal No. 5, we are also asking stockholders to approve an amendment and restatement of the Stock Plan (the “Amendment”) to change how the number of shares of our common stock and/or our CHESS Depositary Interests, or CDIs, that may be issued under the Stock Plan is calculated to increase the number of shares of common stock presently available for issuance under the Stock Plan by 10,000,000 (equivalent to 60,000,000 CDIs) and to reapprove the Stock Plan for purposes of refreshing our stockholder approval requirement for the purpose of ASX Listing Rule 7.2 (Exception 9), the NASDAQ Listing Standard 5635(c), Section 422(b)(2) of the U.S. Internal Revenue Code and Section 162(m) of the U.S. Internal Revenue Code, or Section 162(m).

ASX Listing Rule 7.1 provides that the prior approval of our stockholders is required for an issue of equity securities if the securities will, when aggregated with the securities issued by us during the previous 12 months, exceed 15% of the number of securities on issue at the commencement of that 12 months. ASX Listing Rule 7.2 (Exception 9) sets out an exception to ASX Listing Rule 7.1. This rule provides that issues under an employee incentive scheme are exempt for a period of three years if stockholders approve the issue of securities under the scheme for the purposes of this exception. Accordingly, Proposal No. 5 seeks approval from stockholders for the purposes of ASX Listing Rule 7.2 (Exception 9) for the issue and transfer of securities under the Stock Plan. Approval of this Proposal No. 5 will mean that for the period of three years following the date of the annual meeting, any issues or transfers of securities made under the Stock Plan will be excluded from the calculation of the Company’s capacity to issue up to 15% of its capital without stockholder approval under ASX Listing Rule 7.1.

The board last sought and obtained approval of its stockholders for the Stock Plan in December 1, 2012. The board is now seeking to refresh the approval of its Stock Plan for the purposes of ASX Listing Rule 7.2 (Exception 9).

Such re-approval of the Stock Plan is also intended to ensure that we may continue to grant incentive stock options and performance-based awards to our named executive officers that are tax efficient under U.S. tax law. Other than the proposed changes to the Stock Plan, as described in more detail below, no other material changes have been made to the Stock Plan since the date it was last approved by our stockholders nor are any other changes being proposed under this Proposal No. 5. Specifically, approval of this Proposal No. 5 will not change the types of awards that may be granted or expand the benefits that eligible participants receive under the Stock Plan.

Our Stock Plan expires upon the earlier of the tenth anniversary of its adoption in 2009 or the date upon which the shares available for issuance under the Stock Plan are exhausted. If the Amendment is approved at the annual meeting, the applicable expiration date will be extended to November 13, 2024 (or until exhaustion of the share reserve).

The Amendment will not become effective unless and until stockholder approval is obtained. If stockholders do not approve the Amendment, the Stock Plan will instead remain in effect in accordance with its pre-existing terms. If the amendment is not approved by our stockholders, we currently anticipate that we will exhaust all of the shares available for issuance under our Stock Plan during fiscal 2015. We would then not be able to make further grants to our non-employee directors or employees if the amendment is not approved, which will put us at a significant competitive disadvantage in recruiting and retaining high-performing individuals in a very competitive market.

Share Increase Amendment

The Stock Plan was first approved by stockholders in November 2009 in connection with the redomiciliation of the Company to the United States. The initial number of shares of our common stock which may be issued with respect to awards granted under the Stock Plan was set at an aggregate of 6,000,000 shares, which we refer to as the share reserve. This amount was equivalent to approximately 11.4% of our total outstanding shares of common stock on February 19, 2010 when our shares began trading on the NASDAQ Stock Market. Commencing January 1, 2011, and on each January 1st thereafter through January 1, 2019, the share reserve automatically adjusts under the terms of the Stock Plan so that the share reserve will equal twelve and one-half percent (12.5%) of the weighted average number of shares of our common stock outstanding at that time; provided, however, that any such adjustment may only increase, and not decrease, the share reserve. An amendment to the Stock Plan increasing the share reserve to seventeen and one-half percent (17.5%) of the weighted average number of outstanding shares of our common stock at that time was approved by the stockholders at our annual meeting on December 1, 2011. The outstanding shares for this purpose is the number determined by us to calculate basic earnings (loss) per share for the preceding four fiscal quarters. The share reserve is determined as of each January 1st and is reduced, however, by the sum of (A) any shares of our common stock issued or delivered pursuant to awards under the Stock Plan after January 1st of the applicable year, and (B) any shares of our common stock subject to any then-outstanding award under the Stock Plan. In other words, the share reserve increases if our total outstanding shares of common stock increases, such as due to a capital raising event, and the share reserve decreases as we grant awards under the Stock Plan and issue shares of common stock pursuant to those awards. The share reserve adjustment is not an evergreen provision that necessarily makes additional shares available for issuance under the Stock Plan annually. The Stock Plan also includes share accounting rules under which we are able to re-grant certain shares that are returned to the Stock Plan under certain circumstances, for example, awards that are forfeited, expire, or settled in cash. See the “Summary of the 2009 Stock Incentive Plan” below for more information about these share accounting rules.

For the Company to add additional shares to the Stock Plan, we must continue to increase the overall number of shares outstanding. To date, this has not been an issue as we usually have undertaken capital raises over the course of a year, which have increased the total number of outstanding shares of our common stock, thus increasing the number of shares available under the Stock Plan. However, as the Company begins to generate revenue from customers, it will become less likely that we will undertake additional capital raises that will substantially increase the total number of outstanding shares, so the Stock Plan will not keep pace with our need to be able to issue stock-based awards during this growth phase of our company. Specifically, we rely on stock-based awards to provide attractive incentives to recruit and retain key talent. Likewise, we rely on the use of stock-based awards to offset lower cash compensation, relative to other companies competing to hire the same type of employees, as we continue to judiciously invest our working capital in growing our pipeline of products.

To address this issue, the compensation committee is proposing that the Stock Plan be amended to change how the share reserve is calculated. Instead of the current share reserve calculation, which is 17.5% of the weighted average number of outstanding shares of our common stock, the compensation committee proposes to designate a fixed number of available shares in the share reserves, which it believes will be sufficient to cover proposed equity grants to directors, officers and employees for the foreseeable future. Additionally, we believe that a change to a fixed number of shares under the Stock Plan is more transparent than the existing share reserve calculation. Consequently, under this Proposal No. 5, we are asking stockholders to approve an amendment to the share reserve provisions of the Stock Plan that will set the number of shares of common stock available for issuance under the Stock Plan at 25,823,748 (equivalent to 154,942,488 CDIs) (an increase of ten million shares (equivalent to an additional sixty million CDIs)), inclusive of shares issued in settlement of awards previously granted and shares subject to awards still outstanding.

As of September 15, 2014, 1,063,007 shares of common stock had been issued under the Stock Plan pursuant to stock awards; options to purchase 4,622,414 shares of common stock were outstanding under the Stock Plan; 0 shares of common stock had been issued upon exercise of options previously granted under the Stock Plan; 2,436,061 restricted shares of common stock issued under the Stock Plan remained unvested and subject to forfeiture, which amount includes restricted stock units issued under the Stock Plan that remain unsettled; and 5,973,499 restricted shares of common stock issued under the Stock Plan had become non-forfeitable. Thus, as of September 15, 2014, 1,728,767 shares of common stock remained available for issuance for new awards under the current Stock Plan.

If the Stock Plan is amended and restated as proposed herein, we will have approximately 11,728,767 shares available for issuance under the Stock Plan. This amount will enable us to provide competitive incentive awards to anticipated key recruits as we continue to expand our team of talent. In addition, it will allow us to continue our policy of providing annual grants of stock-based incentive awards to our key employees and our non-executive directors, and to provide special awards to key employees to reward or encourage their efforts on behalf of the Company.

As at September 15, 2014, the number of securities issued under the Stock Plan since its last approval in December 2011 is [—] options (exercisable over [—] shares). [—] phantom stock units and [—] shares of restricted stock.

Summary of the Amended and Restated 2009 Stock Incentive Plan

Background and Purpose

We adopted the Stock Plan to promote our long-term growth and profitability by (i) providing key people with incentives to improve stockholder value and contribute to our growth and financial success; and (ii) enabling us to attract, retain and reward the best-available personnel. The Stock Plan is a typical plan for U.S.-listed companies and is designed to comply with U.S. law. In accordance with SEC rules and ASX Listing Rule 7.2 (Exception 9), the following is a summary of the principal features of our Stock Plan, as proposed to be amended and restated, but it is qualified in its entirety by reference to the full text of the Stock Plan, which appears as Annex A to this proxy statement.

Eligibility and Participation

Participation in the Stock Plan is open to all of our employees, officers, executive directors, non-executive directors and other individuals who provide services to us or any of our affiliates, as the administrator of the Stock Plan may select from time to time. Our compensation committee serves as the administrator. The administrator may also grant awards to individuals in connection with their hiring, recruitment or other related circumstances prior to the date that the relevant individual first performs those services for us or any of our affiliates, however, no awards may vest or become exercisable and no shares may be issued prior to the individual commencing performance of those services. As of the date of this proxy statement, five non-executive directors and approximately 212 employees and six consultants are eligible to participate in the Stock Plan.

Types of Awards

The Stock Plan provides for the grant of stock options, stock appreciation rights, and other stock-based awards (including performance awards), as each is described more fully below, which may be granted separately or in tandem with other awards. The administrator will be responsible for determining the prices, expiration dates, and other material conditions governing the exercise of the awards granted under the Stock Plan. Types of awards which may be granted under the Stock Plan include:

Stock Options. The administrator may grant tax-qualified incentive stock options, within the meaning of Section 422 of the U.S. Internal Revenue Code or nonqualified stock options. However, only our employees and employees of our subsidiaries may receive tax-qualified incentive stock options. All stock options must have an exercise price equal to or above the fair market value of our shares on the date of grant and a term of no longer than ten years. As of September 15, 2014, the fair market value of a share of our common stock was $2.38. An option holder may pay the exercise price in cash, by tendering shares, by a combination of cash and shares or by any other means that the administrator approves.

Stock Appreciation Rights (SARs). The administrator may grant stock appreciation rights which entitle the holder to receive a payment in cash, shares or a combination of the foregoing, having an aggregate value that is equal to the excess (if any) on the date of exercise of the fair market value of the underlying shares on that date over the base price of the shares specified in the grant agreement. The base price per share specified in the grant agreement cannot be less than the lower of the fair market value of shares on the grant date or the exercise price of any tandem stock option award to which the stock appreciation right is related. No stock appreciation right shall have a term longer than ten years.

Stock-Based Awards. The administrator may grant stock-based awards in such amounts, on such terms and conditions and for such consideration (including no consideration or such minimum consideration as may be required by law), as the administrator shall determine. A stock award may be restricted or unrestricted and may be denominated and paid in cash, shares or other securities, stock-equivalent units, securities or debentures convertible into shares, or any combination of these.

Performance Awards. The administrator may grant stock-based awards in a manner that constitutes them as “qualified performance-based compensation” within the meaning of Section 162(m). Section 162(m) limits a public company from deducting more than $1 million in compensation paid in any one year to its chief executive officer or any of its next three highest compensated officers (other than the chief executive officer and chief financial officer), unless the amount paid is qualified performance-based compensation. For awards granted under the Stock Plan to qualify as performance-based compensation, the material terms of the performance goals upon which awards are conditioned must be disclosed to and approved by our stockholders at least once every five years. Material terms for purposes of Section 162(m) include (1) the individuals eligible to receive compensation; (2) a description of the business criteria on which the performance goal is based; and (3) the maximum amount of compensation that could be paid to any individual if the performance goal is attained. Each of these aspects of the Stock Plan is discussed below, and approval of this Proposal No. 5 constitutes approval of these aspects for purposes of the stockholder approval requirements of Section 162(m). Your vote on this Proposal No. 5, therefore, is necessary so that we may comply with Section 162(m) when granting performance-based stock awards and thereby ensure that we may qualify to deduct, for U.S. federal income tax purposes, any compensation that is paid under such awards.

The administrator may determine that the grant of, or lapse of restrictions with respect to, performance-based stock awards may be based upon one or more performance measures or objective performance targets to be attained relative to those performance measures. Performance targets may include minimum, maximum, intermediate and target levels of performance, with the size of the performance-based stock award or the lapse of restrictions based on the level of performance attained. The administrator is authorized to make adjustments to the method of calculating the attainment of performance measures or targets in recognition of (i): extraordinary or non-recurring items; (ii) changes in tax laws; (iii) changes in generally accepted accounting principles or accounting policies; (iv) changes related to restructured or discontinued operations; (v) the restatement of prior period financial results; (vi) or any other unusual, non-recurring gain or loss that is separately identified and quantified in our financial statements: provided that the administrator’s decision as to whether such adjustments will be made with respect to any covered employee, within the meaning of Section 162(m), is made when the performance targets are established for the applicable performance period. The administrator may also, at its sole discretion, modify the performance results upon which awards are based under the Stock Plan to offset any unintended results arising from events not anticipated when performance measures and targets were established provided that such adjustment is permitted by Section 162(m).

For this purpose, “performance measures” means the criteria established by the administrator in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies and which relate to any of the following, as it may apply to an individual, one or more business unit(s), divisions or subsidiaries or our whole company:

•	revenue;

•	projected sales revenue;

•	earnings before interest, taxes, depreciation and amortization (EBITDA);

•	operating income;

•	pre- or after-tax income;

•	cash flow;

•	cash flow per share;

•	net earnings;

•	earnings per share;

•	price-to-earnings ratio;

•	return on equity;

•	return on invested capital;

•	return on assets;

•	growth in assets;

•	share price performance;

•	economic value added;

•	total stockholder return;

•	improvement in or attainment of expense levels;

•	improvement in or attainment of working capital levels;

•	relative performance to a group of companies comparable to us; and

•

strategic business criteria consisting of one or more objectives based on our meeting specified goals relating to revenue, market penetration, business expansion, costs, clinical trials, product feasibility studies, regulatory submissions, regulatory approvals, or acquisitions or divestitures.

Shares Available Under the Stock Plan

The initial number of shares of our common stock that may be issued with respect to awards granted under the Stock Plan was set at an aggregate of 6,000,000 shares of common stock which was equivalent to approximately 11.4% of our total outstanding shares of common stock on February 19, 2010 when our shares began trading on the NASDAQ stock market and thereafter increased to an amount equal to 12.5% of the weighted average number of shares of our common stock outstanding. If Proposal No. 5 is approved, the share reserve provision under the Stock Plan will be amended to 25,823,748 shares of common stock, including Awards issued under any prior version of the Stock Plan and Awards that remain outstanding as of the effective date of the Plan. This amendment will result in ten million additional shares of our common stock becoming available for grant under the Stock Plan.

If any:

•	award issued under the Stock Plan has for any reason expired or otherwise terminated, in whole or in part, without having been exercised in full;

•	shares of common stock issued pursuant to an award are forfeited back to or repurchased us because of the failure to meet a contingency or condition required for the vesting of such shares; or

•	an award is settled in cash,

then the shares of common stock not issued under such award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Stock Plan.

If any shares of common stock subject to an award are not delivered to the award holder under the Stock Plan because those shares are withheld for the payment of taxes or because the award has been exercised through a reduction of shares the subject of the award (i.e., net exercised) or where an appreciation distribution in respect of a stock appreciation right is paid in shares of common stock, the number of shares subject to the award that are not delivered to the award holder will remain available for subsequent issue under the Stock Plan. If the exercise price of any award or the tax withholding liability related to any award is satisfied by tendering of shares held by the award holder (either by actual delivery or attestation), then the number of shares so tendered will be available for issue under the Stock Plan.

In addition, the maximum number of shares of common stock subject to awards of any combination which may be granted during any fiscal year to any one individual under the Stock Plan is limited to 4,000,000 shares.

Each of the limits described above will be adjusted to reflect any stock dividends, stock splits, split-ups, recapitalizations, mergers, consolidations, business combinations, exchanges of stock or anything similar. The shares to be issued under the Stock Plan will be shares of authorized but unissued or reacquired shares or treasury shares, including shares repurchased by us on the open market.

Treatment of Options and SARs upon Termination of Employment

If a grantee of Options or SARs terminates employment with us (or our affiliates) due to death or disability, the grantee’s unexercised Options or SARs may be exercised, to the extent they were exercisable on the termination date or on an accelerated basis as determined by the administrator, for a period of twelve months from the termination date or until the expiration of the original Option or SAR term, if shorter, or for such other period as determined by the administrator. If the grantee’s employment with us (or our affiliates) is terminated for cause (as defined in the Stock Plan), all unexercised Options or SARs (whether vested or unvested) shall terminate and be forfeited on the termination date. If the grantee’s employment terminates for any other reason, any vested but unexercised Options or SARs may be exercised by the grantee, to the extent exercisable at the time of termination, for a period of 30 days from the termination date (or such time as specified by the administrator at the time of grant) or until the expiration of the original Option or SAR term, whichever period is shorter. Unless otherwise provided by the administrator, any Options or SARs that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Adjustments to Awards

In the event of a stock dividend, stock split or reverse stock split affecting shares:

•

the maximum number of shares of common stock for which awards may be granted under the Stock Plan and the maximum number of shares of common stock with respect to which awards may be granted during any one fiscal year to any individual; and

•	the number of shares of common stock covered by and the exercise price and other terms of outstanding awards, will be adjusted to reflect such event.

Except as stated above, in the event of any change affecting us, our shares, or our capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation, or share exchange (other than any such change that is part of a transaction resulting in a “Change in Control” (as defined in the Stock Plan)), the administrator, in its discretion and without the consent of the holders of the awards, may make:

•

appropriate adjustments to the maximum number and type of shares reserved for issue or with respect to which awards may be granted under the Stock Plan (in the aggregate, with respect to any individual during any one calendar year and with respect to which awards that are intended to be tax-qualified as incentive stock options under the U.S. Internal Revenue Code); and

•	any adjustments in outstanding awards, including, but not limited to, modifying the number, kind and price of securities subject to awards.

In the event of any transaction resulting in a Change in Control, outstanding stock options and other awards which are payable or convertible into shares will terminate on the effective time of the Change in Control, unless provision is made for the continuation, assumption, or substitution of the awards by the surviving or successor entity or its parent. In the event of such a termination, the outstanding stock options and other awards that will terminate upon the effective time of the Change in Control will become fully vested immediately before the effective time of the Change in Control, and the holders of stock options and other awards under the Stock Plan will be permitted, immediately before the Change in Control, to exercise or convert all portions of the awards that are then exercisable or convertible. Further, in the event that a Change in Control occurs after a performance-based stock award has been granted but before completion of the applicable performance period, such award will become payable (or the lapse restrictions will lapse, as applicable) as of the date of the Change in Control.

Without the consent of award holders, the administrator may make adjustments to the terms and conditions of, and the criteria included in, awards in recognition of unusual or non-recurring events affecting us, our financial statements or the financial statements of any affiliate, changes in applicable laws, regulations, or accounting principles, whenever the administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Stock Plan.

Amendment and Termination

Our board of directors may terminate, amend or modify the Stock Plan or any portion of it at any time without stockholder approval, subject to such restrictions on amendments and modifications as may apply under applicable laws or listing rules.

Repricing.

No modification, amendment or substitution that results in the repricing of an award, within the meaning of NASDAQ Marketplace Rule 5635(c) and IM-5635-1, or any successor provision, shall be made without prior stockholder approval.

Compliance with Listing Rules

While shares are listed for trading on any stock exchange or market, our board of directors and the administrator agree that they will not make any amendments, issue any awards or take any action under the Stock Plan unless such action complies with the relevant listing rules of the securities exchange on which are securities are quoted.

U.S. Federal Income Tax Consequences

The following is a general summary of the U.S. federal income tax treatment of stock options authorized for grant under the Stock Plan, based upon the provisions of the U.S. Internal Revenue Code as of the date of this proxy statement. Non-U.S. residents should consult with their tax adviser regarding the specific tax consequences as a result of the grant of awards under the Stock Plan in their country of origin. This summary is not intended to be exhaustive and the exact tax consequences to any award holder will depend upon his or her particular circumstances and other facts. Stock Plan participants should consult their tax advisor with respect to any state, local and non-U.S. tax considerations or relevant U.S. federal tax implications of options granted under the Stock Plan.

Incentive Stock Options. An option holder will recognize no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option which qualifies under Section 422 of the U.S. Internal Revenue Code. Option holders who neither dispose of their shares within two years of the date that the option was granted or within one year following the exercise of the option, will normally recognize a capital gain or loss on the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an option holder satisfies these holding periods, on the sale of the shares, we will not be entitled to any deduction for U.S. federal income tax purposes. Where an option holder disposes of shares within two years after the date of grant of those options or within one year after the date of exercise (a disqualifying disposition), the difference between the fair market value of the shares on the exercise date and the option exercise price (which is not to exceed the gain realized on the sale, if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the option holder on the disqualifying disposition of the shares will generally result in a deduction by us for U.S. federal income tax purposes.

Nonqualified Stock Options. Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status. An option holder generally recognizes no taxable income as a result of the grant of the option. On the exercise of a nonqualified stock option, the option holder normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. Where the option holder is an employee, such ordinary income will generally be subject to withholding of income and employment taxes. On the sale of shares acquired by the exercise of a nonqualified stock option, any gain or loss, (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as a capital gain or loss. No tax deduction is available to us with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant. We should generally be entitled to a deduction equal to the amount of ordinary income recognized by the option holder as a result of the exercise of a nonqualified stock option.

Deductibility of Compensation. The U.S. Internal Revenue Code allows publicly held corporations to deduct compensation which is in excess of $1,000,000 paid to the corporation’s chief executive officer and or any of its three most highly compensated executive officers (other than the chief executive officer and the chief financial officer) if the compensation is payable solely based on the attainment of one or more performance goals and where certain statutory requirements are satisfied. It is intended that compensation arising from awards granted under the Stock Plan that are based on performance goals, and stock options and stock appreciation rights, are to be deductible by us as qualified performance-based compensation not subject to the $1,000,000 limitation on deductibility under the U.S. Internal Revenue Code. Despite this, we reserve the right to grant awards under the Stock Plan that do not result in qualified performance-based compensation and, as such, may not entitle us to a tax deduction.

New Plan Benefits Table

The following New Plan Benefits Table is provided in accordance with SEC rules. Consistent with those rules, we have disclosed below the total number of shares subject to awards expected to be issued to non-executive directors under the Stock Plan in the future (based on awards already approved by stockholders at our November 2013 annual meeting). Other awards to our non-executive directors are within the discretion of the plan administrator and, accordingly, are not determinable at this time.

Similarly, awards to all other eligible grantees are within the discretion of the plan administrator and are therefore not determinable at this time. Accordingly, in accordance with SEC rules, we have disclosed below the awards made under the Stock Plan to our employees in the most recently completed fiscal year. There is no assurance that the size, terms or recipients of future awards made under the Stock Plan will be similar to those issued in the past.

Name and Position	Dollar Value ($)(1)		Number of Shares Subject to Awards (2)
Alan D. Shortall, Chairman & Chief Executive Officer	—		—
Ramin Mojdeh, Ph.D, President and Chief Operating Officer	$421,500		150,000
R. Richard Wieland II, Former EVP & Chief Financial Officer	—		—
Dennis P. Pyers, Vice President, Controller & Interim Chief Financial Officer	$265,081		94,335
John C. Ryan, Sr. Vice President, General Counsel & Secretary	$898,649		375,000
Mark V. Iampietro, Vice President of Quality and Regulatory Affairs	$54,093		19,250
Executive Group Total	$1,639,323		638,585
Non-Executive Director Group Total	$833,000	(3)	350,000(4)
Non-Executive Officer Employee Group	$3,048,797		819,536

(1)	Except in the case of the non-executive director group, reflects the grant date fair value of listed awards.
(2)	Except in the case of the non-executive director group, reflects awards received during the fiscal year ended June 30, 2014.
(3)	Future award values are estimated based on the closing price of our common stock on the NASDAQ Stock Market on September 15, 2014. The actual grant date fair value of these future awards will depend on the price of our common stock on the grant dates.
(4)	The amount reflected in this column reflects awards approved by stockholders at our November 2013 annual meeting and expected to be issued to our non-executive directors with respect to their service in our 2015 and 2016 fiscal years. The number shown assumes that all current non-executive directors continue in service until the applicable grant dates. While the Stock Plan permits other awards to directors in the discretion of the plan administrator, any further awards to non-executive directors are not determinable at this time.

Voting Exclusion Statement

We will disregard any votes cast on Proposal No. 5 by any director and any associate of a director. However, we need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card, or it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides provided that the vote is not cast on behalf of a director or any associate of that director.

Board Recommendation

Our board believes that the Stock Plan, as proposed to be amended and restated, is in the best interests of stockholders because it preserves our ability to grant stock-based awards, which are critically important in attracting and retaining key people and creating incentives for those people to improve stockholder value and contribute to our growth and financial success.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 5.

PROPOSAL NO. 6 — APPROVAL OF THE GRANT OF RESTRICTED STOCK TO

ALAN D. SHORTALL

ASX Listing Rule 10.11 provides that unless one of the exceptions set out in ASX Listing Rule 10.12 applies, a company must not issue (or agree to issue) securities to a related party of the company (ie. a director) without the prior approval of stockholders. Similarly, NASDAQ Listing Standard 5635(c) requires stockholder approval for compensatory equity issuances, absent an applicable exception. Finally, as noted above in Proposal No. 5, Section 162(m) requires stockholder approval of the material terms of performance-based compensation in order for such compensation to be exempt from deductibility limitations under U.S. tax laws. Accordingly, we are seeking stockholder approval for the purposes of ASX Listing Rule 10.11, the NASDAQ Listing Standard 5635(c), Section 162(m) (and for all other purposes) for a special grant of shares of restricted stock to Mr. Shortall, our founder, chairman of the board and chief executive officer.

Approval of this Proposal No. 6 will mean that the shares of restricted stock issued to Mr. Shortall will be excluded from the calculation of the Company’s capacity to issue up to 15% of its capital without stockholder approval under ASX Listing Rule 7.1.

Proposed Award Terms

On September 15, 2014 and subject to the approval by stockholders at the annual meeting, the compensation committee approved the award of 4,000,000 shares of restricted stock to Mr. Shortall. While the award to Mr. Shortall would not be made pursuant to the Stock Plan and accordingly the award is not conditioned on stockholder approval of Proposal No. 5. However, the terms and provisions of the Stock Plan (as amended and restated) relating to Stock Awards would be incorporated into Mr. Shortall’s restricted stock award agreement by reference, as if Mr. Shortall’s award was granted pursuant to the Stock Plan. The shares of restricted stock would be granted to Mr. Shortall immediately following stockholder approval of this Proposal No. 6.

The proposed award of shares of restricted stock would be subject to performance-based vesting and would also contain service based clawback provisions. The performance-based vesting would be satisfied based on our achievement of the following stock price milestones, for a minimum of 20 out of 30 consecutive trading days, on or before the fifth anniversary of the grant date:

Per Share Stock Price	Performance Vesting Percentage
$6	25%
$8	50%
$10	75%
$12	100%

The award would be forfeited, to the extent not vested, on the fifth anniversary of the grant date. Therefore, Mr. Shortall will not realize any of the award’s value unless he delivers a sustained and material increase in stockholder value.

In addition, if prior to the fourth anniversary of the date of grant Mr. Shortall resigns from employment or if we terminate his employment for cause, Mr. Shortall would be required to return a specified percentage of the previously vested shares to the Company (or, if those shares have already been sold, he will be required to pay to the Company cash equal to the greater of the sale proceeds or the then current value of the shares). The specified percentage would be determined as follows:

Termination Date	Percentage of Otherwise Vested Shares Required to be Returned
Before first anniversary of grant date	100%
On or after first anniversary, but before second anniversary	75%
On or after second anniversary, but before third anniversary	50%
On or after third anniversary, but before fourth anniversary	25%
On or after fourth anniversary of grant date	0%

For example, if the Company’s share price attained $12 for 20 out of 30 consecutive days within 18 months of the anniversary of the grant date, but Mr. Shortall were to voluntarily resign from the Company 18 months following the date of the award, 4,000,000 shares would be vested but Mr. Shortall would forfeit 75% of those vested shares because he voluntarily resigned in the second year following the date of the award.

The sale of the award shares after vesting will be subject to our standard management stock ownership guidelines for our chief executive officer, which generally prohibit sales by our chief executive officer unless he holds shares worth at least five times his annual base salary.

The vesting of any otherwise unvested portion of the award would accelerate (and all service-based clawback provisions would lapse) if, while the award remains outstanding, the Company experiences a change in control (as defined in the Stock Plan) or Mr. Shortall’s employment ceases due to his death, disability or termination without cause.

In the event of a stock split, reverse-split, stock dividend, merger, consolidation, spin-off, recapitalization, reorganization, share exchange or other similar event or transaction (other than in connection with a change in control (as defined in the Stock Plan)), the compensation committee would, in its discretion, make equitable adjustments to the stock price thresholds relevant to this award’s vesting criteria.

Compensation Committee Reasoning for the Award

Our compensation committee deliberated carefully when structuring and approving this proposed award to Mr. Shortall. As part of its deliberations, it consulted with Radford, its independent compensation consultant, regarding prevailing market practices regarding CEO equity awards generally, and the proposed terms of this award specifically. In addition, the compensation committee consulted with management regarding the likely tax and accounting treatment of the proposed award.

The compensation committee is aware that the size of the proposed award, in the 90th percentile of our comparison group, is larger than typical annual equity awards made by similarly situated companies to their CEOs. However, the proposed award is not a typical annual award. In contrast to many other U.S.-based issuers, it is not our practice to make annual equity awards to our CEO. Rather, we make CEO equity awards every few years — generally (as is the case here), when we renew his employment contract. The result is that our CEO receives equity awards less frequently than other CEOs. The last equity awards we issued to Mr. Shortall were granted more than 32 months ago.

While the compensation committee has considered changing its CEO equity award approach to more closely resemble that of our peers, it has chosen to continue its historical practice of making larger, less frequent awards. Its reasoning for this decision is that the longer interval between awards reduces the time spent on compensation negotiations (both by the committee and our CEO), thus enabling increased focus on other business matters. In addition, this approach allows the committee to consider a longer period of performance in determining appropriate award terms and size. The compensation committee still conducts annual evaluations of CEO performance and provides incentive for short term performance through our annual cash incentive program, so it believes that this approach enables it to achieve the right balance between short- and long-term incentive compensation elements.

Absent the occurrence of extraordinary events or a material change in our circumstances, the compensation committee does not expect to make additional equity awards to Mr. Shortall during the remainder of the five year term of his employment agreement. Accordingly, the compensation committee believes that the appropriate way to view the size of this award is to amortize it over that five year period.

Other factors considered by our compensation committee in approving this award include the following:

•	Mr. Shortall’s annual base salary has not been changed since 2008 (other than to convert his salary from Australian dollars to U.S. dollars);

•	Mr. Shortall’s total cash compensation is below the 50th percentile of our comparison group;

•	Contemporaneous with the compensation committee’s approval of the award, Mr. Shortall agreed to relinquish his contractual right to a 280G (“golden parachute”) excise tax gross-up;

•

The vesting of the award is based on robust share price performance, and also contains service-based forfeiture provisions, which together serve to retain our most valued executive and generally require Mr. Shortall to deliver a sustained and material increase in stockholder value before realizing any of the award’s value.

•	The sale of the award shares by Mr. Shortall after vesting will be subject to our standard management stock ownership guidelines.

Other Award Terms

Shares of restricted stock are a form of security that are not available in Australia but which are commonly used in the United States as a form of incentive for executives and/or directors. Shares of restricted stock represent the grant of common stock which is subject to restrictions on transfer (and to a risk of forfeiture) until such time as they vest, which will occur on satisfaction of the vesting conditions outlined above.

Although the shares of common stock would be issued to Mr. Shortall immediately on the date of grant, Mr. Shortall would not be able to sell, pledge or otherwise transfer the shares until they become vested. To the extent the shares have not vested by the earlier of the fifth anniversary of the date of grant or the date of the cessation of Mr. Shortall’s employment with us, the shares would be forfeited back to us. No amount would be payable by Mr. Shortall in return for this award of restricted stock.

Subject to the ASX Listing Rules, in the event of a stock split, reverse-split, stock dividend, merger, consolidation, spin-off, recapitalization, reorganization, share exchange or other similar event or transaction, the compensation committee would, in its discretion, make equitable adjustments to the stock price thresholds relevant to this award’s vesting criteria.

As noted above, the other terms and conditions of the Stock Plan would be applicable to Mr. Shortall’s award, as if such award was made pursuant to the Stock Plan. Thus, the terms and conditions of the Stock Plan relating to restricted stock (as described in Proposal No. 5, above) would apply in full to this award of restricted stock, as if such award was granted pursuant to the Stock Plan.

The award would be subject to amendment by written agreement between us and Mr. Shortall, provided that no amendment may increase the number of shares subject to the award without stockholder approval (other than as a result of certain adjustments, as described under the heading “Adjustments to Awards” in Proposal No. 5, above).

As of September 15, 2014, which is the date of the committee’s approval of the proposed award, the market value of the shares issuable pursuant to the award was $9.5 million, based upon the closing price of our common stock on the NASDAQ Stock Market on that date; however, we will recognize this cost over the performance period of up to five years (which is the term of Mr. Shortall’s amended employment agreement, and subject to Mr. Shortall meeting the specified performance milestones.

Additional Information

As required by ASX Listing Rule 10.13, the following additional information is provided in relation to Proposal No. 6:

•	the shares of restricted stock are to be granted to Mr. Shortall, a director, CEO and Chairman of the Company;

•	the maximum aggregate number of shares of restricted stock that may be granted to Mr. Shortall is 4,000,000, which will vest as set out above;

•	the shares of restricted stock will be granted to Mr. Shortall immediately following the annual meeting and, in any event, no later than one month after the date of the annual meeting; and

•

there is no consideration payable for the grant of the shares of restricted stock to Mr. Shortall and, accordingly, no funds are proposed to be raised from the issue of the shares of restricted stock to Mr. Shortall.

New Plan Benefits Table

Mr. Shortall is the only person for whom an award is proposed under this Proposal No. 6. The number of shares subject to his proposed award, and the estimated grant date fair value, is shown below. Approval of this Proposal No. 6 will not result in the issuance of shares to other employees or non-executive directors.

Name and Position	Dollar Value ($)	Number of Shares Subject to Award

Alan D. Shortall, Chairman & Chief Executive Officer	$9,520,000 (1)	4,000,000

Ramin Mojdeh, Ph.D, President and Chief Operating Officer	-	-

R. Richard Wieland II, Former EVP & Chief Financial Officer	-	-

Dennis P. Pyers, Vice President, Controller & Interim Chief Financial Officer	-	-

John C. Ryan, Sr. Vice President, General Counsel & Secretary	-	-

Mark V. Iampietro, Vice President of Quality and Regulatory Affairs	-	-

Executive Group Total	$9,520,000	4,000,000

Non-Executive Director Group Total	-	-

Non-Executive Officer Employee Group	-	-

(1) This amount is estimated based on the closing price of our common stock on the NASDAQ Stock Market on September 15, 2014. The actual grant date fair value of this award will depend on the price of our common stock on the date the award is approved by our stockholders.

Voting exclusion statement

We will disregard any votes cast on Proposal No. 6 by Mr. Shortall and any associate of Mr. Shortall. However, we need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card, or it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Board Recommendation

Our Board believes that the terms of the proposed award are appropriate and will further align Mr. Shortall’s interests with those of our stockholders.

OUR BOARD (EXCLUDING MR. SHORTALL, DUE TO HIS PERSONAL INTEREST IN THE PROPOSAL) UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 6.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of June 30, 2014 with respect to our equity compensation plans. See Note 4 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2014 for further information.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders
Employee Share Option Plan	300,000		$6.78	—	(1)
2009 Stock Incentive Plan	4,622,414	(2)	4.89	1,728,767	(3)
Equity compensation plans not approved by security holders
Individual agreements with various service providers, advisors and other third parties	450,000		2.74	—

Total	5,372,414		$4.82	1,728,767

(1)	No further options will be granted under this plan.
(2)	Represents the number of shares issuable upon exercise of outstanding options under the 2009 Stock Incentive Plan. In addition, there are 2,436,061 non-vested shares issued pursuant to restricted stock awards under the 2009 Stock Incentive Plan.
(3)	Represents the number of shares available for future issuance pursuant to stock option, restricted stock and other awards under the 2009 Stock Incentive Plan. The number of shares available for issuance under the 2009 Stock Incentive Plan adjusts annually commencing on January 1, 2011 as provided therein.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During the last three fiscal years, we have been a party to one transaction in which the amount involved exceeded $120,000 and in which any director, executive officer, holder of more than 5% of our capital stock, or their immediate family members, had a material interest.

We have an agreement with a consulting entity, of which Jeff Carter, a member of our board is the principal. Under the terms of the agreement, Mr. Carter performs certain administrative and consulting services in Australia, including serving as our ASX liaison. We pay Mr. Carter on a month to month basis for these services. Under the agreement, we pay the consulting entity a commercial arm’s length base fee for the consulting services of A$12,000 (US$10,800) per month. During fiscal 2014, we paid the consulting entity A$205,100 (US$184,590), of which A$70,500 (US$63,450) was paid to one of our former employees to assist Mr. Carter in performing these functions. The foregoing amounts exclude the 10 percent Australian goods and services tax to which Unilife may be entitled to a refund. As of September 15, 2014, one A$ equaled US$0.90.

We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our chief executive officer and chief financial officer are primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related party transactions. As outlined in our Audit Committee Charter, our audit committee reviews and approves or ratifies any related party transaction pursuant to the authority given under the charter of the audit committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our common stock by (i) each person, or group of affiliated persons who is known by us to beneficially own 5% or more of our common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all current directors and executive officers as a group. All of this information gives effect to the redomiciliation and the share consolidation effected in connection therewith.

Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. The beneficial ownership percentages set forth below are based on 109,377,837 shares of common stock outstanding as of September 15, 2014. All shares of common stock owned by such person, including shares of common stock underlying stock options that are currently exercisable or exercisable within 60 days after September 15, 2014 (all of which we refer to as being currently exercisable) are deemed to be outstanding and beneficially owned by that person for the purpose of computing the ownership percentage of that person, but are not considered outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, to our knowledge, each person listed in the table below has sole voting and investment power with respect to the shares shown to be beneficially owned by such person, except to the extent that applicable law gives spouses shared authority.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% Stockholders
JPMorgan Chase & Co. 270 Park Ave New York, NY 10017	9,288,803	(2)	8.5%
Frontier Capital Management Co., LLC. 99 Summer Street Boston, MA 02110	8,677,136	(2)	7.9%
Directors and Named Executive Officers(1)
Slavko James Joseph Bosnjak	567,451	(3)	*
Alan D. Shortall	7,264,117	(4)	6.6%
John Lund	201,000	(3)(5)	*
William Galle	232,500	(3)(5)	*
Jeff Carter	209,178	(3)(5)	*
Mary Katherine Wold	180,000	(3)(5)	*
Ramin Mojdeh, Ph.D.	2,060,850	(6)	1.9%
Dennis P. Pyers	391,859	(7)	*
John C. Ryan	175,000	(8)	*
Mark V. Iampietro	320,189	(9)	*
All directors and executive officers as a group (10 persons)	11,602,144	(10)	11.3%

*	Indicates less than 1%
(1)	The address of each director and executive officer listed above is c/o Unilife Corporation, 250 Cross Farm Lane, York, Pennsylvania 17406.
(2)	Based on information reported by NASDAQ as of June 30, 2014.
(3)	Includes 35,000 shares of restricted stock which are subject to time based vesting conditions.
(4)	Includes options to purchase 500,000 shares of common stock which are currently exercisable. Does not include options to purchase 1,084,000 shares of common stock which are not currently exercisable. Includes 1,800,000 shares of unrestricted common stock that is subject to a pledge agreement between Mr. Shortall and an unrelated third party securities-based lending institution, which were pledged to secure a loan that Mr. Shortall obtained to cover the purchase price of his option exercise for 1,250,000 shares of common stock in September 2014.
(5)	Includes options to purchase 100,000 shares of common stock which are currently exercisable.

(6)	Includes 273,750 shares of restricted stock which are subject to time based vesting conditions. Includes options to purchase 225,000 shares of common stock which are currently exercisable. Does not include options to purchase 75,000 shares of common stock which are not currently exercisable.
(7)	Includes 226,047 shares of restricted stock which are subject to time based vesting conditions. Includes options to purchase 91,859 shares of common stock which are currently exercisable.
(8)	Includes 175,000 shares of restricted stock which are subject to time based vesting conditions. Does not include options to purchase 200,000 shares of common stock which are not currently exercisable.
(9)	Includes 116,662 shares of restricted stock which are subject to time based vesting conditions. Includes options to purchase 11,859 shares of common stock which are currently exercisable.
(10)	Includes 966,459 shares of restricted stock which are subject to time-based vesting conditions, options to purchase 1,228,718 shares of common stock which are currently exercisable. Does not include options to purchase 1,359,000 shares of common stock which are not currently exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC reports of ownership and changes in ownership of our common stock. Our directors, executive officers and greater than 10% beneficial owners of our common stock are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely upon information furnished to us and contained in reports filed with the SEC, as well as any written representations that no other reports were required, we believe that all Section 16(a) reports of our directors, executive officers and greater than 10% beneficial owners were filed timely for the fiscal year ended June 30, 2014.

OTHER BUSINESS

2015 Stockholder Proposals

Stockholders interested in submitting a proposal to be considered for inclusion in our proxy statement for the 2015 annual meeting of stockholders may do so by following the procedures prescribed by Exchange Act Rule 14a-8. To be eligible for inclusion, proposals must be submitted in writing and received by us at the address appearing as our principal executive offices on or before June 5, 2015.

A stockholder of ours may wish to have a proposal presented at the 2015 annual meeting of stockholders, but not to have the proposal included in our proxy statement relating to that meeting. If a stockholder wants to submit a proposal for the 2015 annual meeting of stockholders but does not want to include it in our proxy statement, written notice of such stockholder proposal of other business (containing certain information specified in the bylaws about the stockholder and the proposed action) must be delivered to our Corporate Secretary at the address appearing as our principal executive offices not less than 90 nor more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in our notice of meeting (without regard to any postponement or adjournment of such meeting after such notice was first sent). However, if our annual meeting is advanced or delayed by more than 30 days from such anniversary date, a stockholder’s written notice will be timely if it is received by the later of the 90th day prior to such annual meeting or the 10th day following the announcement of the date of the meeting. These deadlines are set forth in our bylaws.

Nominating or Recommending for Nomination Candidates for Director

Our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to us in accordance with our bylaws, which, in general, require that the notice be received by us within the time period described above under “2015 Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Delivery of Documents to Stockholders Sharing an Address

If you are the beneficial owner, but not the record holder, of shares of our common stock, your broker, bank or other nominee may only deliver one copy of this proxy statement to multiple stockholders who share an address, unless that nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. A stockholder who wishes to receive a separate copy of this proxy statement, now or in the future, should submit this request by writing to our Corporate Secretary at Unilife Corporation, 250 Cross Farm Lane, York, Pennsylvania 17406 or by calling 717-384-3400. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Transaction of Other Business

Our board knows of no other business that will be conducted at the meeting other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors,

John C. Ryan

Senior Vice President, General Counsel

    and Secretary

October 1, 2014

UNILIFE CORPORATION

AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN

1. Purpose and Types of Awards.

The purpose of the Unilife Corporation Amended and Restated 2009 Stock Incentive Plan (the “Plan”) is to promote the long-term growth and profitability of Unilife Corporation, a Delaware corporation (the “Company”) by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company through their future services, and (ii) enabling the Company to attract, retain and reward the best-available personnel.

The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonstatutory stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.

2. Definitions.

Under this Plan, except where the context otherwise indicates, the following definitions apply:

(a) “Administrator” means the Board or the committee(s) or officer(s) that have authority to administer the Plan as provided in Section 3 hereof.

(b) “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity, or the power to direct the management and policies of the entity, by contract or otherwise.

(c) “ASX” means ASX Limited ACN 008 624 691 or the securities market which it operates, as the context requires.

(d) “Award” means any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” has the meaning ascribed to such term or words of similar import in grantee’s written employment or service contract with the Company or, in the absence of such agreement or definition, means termination of grantee’s employment due to: (i) material neglect of grantee’s assigned duties or intentional refusal to perform grantee’s assigned duties, which continues uncured for 30 days following receipt of written notice of such deficiency from grantee’s immediate supervisor, the Board or the Company’s Chief Executive Officer; (ii) an act of dishonesty intended to result in gain or personal enrichment; (iii) engaging in illegal conduct; (iv) committing a crime; (v) engaging in any act of moral turpitude that causes harm to the Company or its reputation; (vi) intentionally breaching, in any material respect, the terms of any agreement with the Company; or (vii) commencement of employment with any other employer while an employee of the Company without the prior written consent of the Company’s Chief Executive Officer. Any determination of “Cause” as used herein will be made in good faith by the Administrator.

(g) “Change in Control” means: a (i) Change in Ownership of the Company, (ii) Change in Effective Control of the Company, (iii) Change in the Ownership of Assets of the Company, all as described herein and construed in accordance with Code section 409A, or (iv) unless an Award constitutes “deferred compensation” subject to Code section 409A, any similar event or transaction determined by the Board to constitute a Change in Control.

(i) A Change in Ownership of the Company shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of the Company that, together with the stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of the Company. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50% of the total fair market value or total voting power of the capital stock of the Company, the acquisition of additional stock by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of the Company or to cause a Change in Effective Control of the Company (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock.

(ii) A Change in Effective Control of the Company shall occur on the date a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election.

(iii) A Change in the Ownership of Assets of the Company shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from the Company the total gross fair market value of which is more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

The following rules of construction apply in interpreting the definition of Change in Control:

(A) A Person means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter of the capital stock of the Company in a registered public offering.

(B) Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

(C) For purposes of this Section 2(f), fair market value shall be determined by the Administrator.

(D) A Change in Control shall not include a transfer to a related person as described in Code section 409A or a public offering of capital stock of the Company.

(E) For purposes of this Section 2(f), Code section 318(a) applies to determine stock ownership. Common Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.

(F) “CDIs” means CHESS Depository Interests.

(h) “Code” means the United States Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(i) “Committee” means the Compensation Committee of the Board or any other committee the Board appoints to administer the Plan.

(j) “Common Stock” means shares of common stock of the Company, par value of one cent ($0.01) per share, in the form of Common Stock or CDIs.

(k) “Covered Employee” will have the same meaning as under Code section 162(m).

(l) “Disability” means any medically determinable physical or mental impairment that is expected to be permanent in nature and which renders grantee, in the good faith judgment of the Administrator, unable to perform the essential duties of grantee’s position.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, with respect to the Common Stock, as of any date:

(i) if the principal market for the Common Stock (as determined by the Board if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market (including, without limitation, ASX and NASDAQ Stock Market), the closing price per share of Common Stock on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, the last preceding day on which a sale was reported;

(ii) if the principal market for the Common Stock is not a national securities exchange or an established securities market, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported; or

(iii) if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Board in good faith.

With respect to property other than Common Stock, Fair Market Value means the value of the property determined by such methods or procedures to be established from time to time by the Board in accordance with Code section 409A.

(o) “Grant Agreement” means a written document, including an electronic writing acceptable to the Administrator, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

(p) “Listing Rules” means the applicable listing rules of the securities exchange or market on which shares of Common Stock are listed for trading, which may include, without limitation, NASDAQ Stock Market and the ASX.

(q) “Performance Measures” shall mean criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions or subsidiaries, or on a Company-wide basis, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies: revenue; projected sales revenue; earnings before interest, taxes, depreciation and amortization (EBITDA); operating income; pre- or after-tax income; cash flow; cash flow per share; net earnings; earnings per share; price-to-earnings ratio; return on equity; return on invested capital; return on assets; growth in assets; share price performance; economic value added; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; relative performance to a group of companies comparable to the Company, and strategic business criteria consisting of one or more objectives based on the Company meeting specified goals relating to revenue, market penetration, business expansion, costs, clinical trials, product feasibility studies, regulatory submissions, regulatory approvals, or acquisitions or divestitures.

3. Administration.

(a) Administration of the Plan. The Plan shall be administered by the Administrator or by such committee or committees as may be appointed by the Administrator from time to time. To the extent allowed by applicable state law, the Administrator by resolution may authorize an officer or officers to grant Awards (other than Awards to any officers who are subject to the requirements of Section 16 of the Exchange Act or Code section 162(m) and the rules and regulations thereunder) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator.

(b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 6 or 8(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder and no such modification, amendment or substitution that results in repricing the Award, within the meaning of NASDAQ Marketplace Rule 5635(c) and IM-5635-1, or any successor provision, shall be made without prior stockholder approval); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company; provided, however, that no such waiver or acceleration of lapse restrictions shall be made with respect to a performance-based stock award granted to an executive officer of the Company if such waiver or acceleration is inconsistent with Code section 162(m) and the Committee had determined that qualification of such award under Code section 162(m) is desirable; (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid with respect to a performance period; and (viii) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.

The Administrator shall have full power and authority, in its sole and absolute discretion, to administer, construe and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, to establish, amend, rescind and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, and to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Administrator shall deem it desirable to carry it into effect.

(c) Non-Uniform Determinations. The Administrator’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e) Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f) Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4. Shares Available for the Plan; Maximum Awards.

(a) Share Reserve. Subject to adjustments as provided in Section 8(d) of the Plan, upon the effective date of the Plan, the total number of shares of Common Stock reserved and available for grant and issuance pursuant to this Plan will be equal to 25,823,748 shares (inclusive of Awards issued under any prior version of the Plan that remain outstanding as of the effective date of the Plan ) (the “Share Reserve”). Common Stock may be issued in connection with a merger or acquisition as permitted by NASDAQ Rule 5635(c)(3) or, if applicable, NYSE Listed Company Manual Section 303A.08, or AMEX Company Guide Section 711 or other applicable rule of the principal exchange or market on which the Common Stock is listed for trade and such issuance shall not reduce the number of shares of Common Stock available for issuance under the Plan.

(b) ISO Limit. Notwithstanding the foregoing, not more than 25,823,748 shares of Common Stock, subject to adjustments as provided in Section 8(d) of the Plan, of the total shares authorized for issuance under the Plan shall be available for issuance pursuant to incentive stock options intended to qualify under Code section 422.

(c) Reversion of Shares to the Share Reserve. If any (i) Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to an Award recipient pursuant to an Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) an Award is settled in cash, then the shares of Common Stock not issued under such Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to an Award are not delivered to an Award recipient because such shares are withheld for the payment of taxes or the Award is exercised through a reduction of shares subject to the Award (i.e., “net exercised”) or an appreciation distribution in respect of a stock appreciation right is paid in shares of Common Stock, the number of shares subject to the Award that are not delivered to the Award recipient shall remain available for subsequent issuance under the Plan. If the exercise price of any Award is satisfied by tendering shares of Common Stock held by the Award recipient (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan.

(d) Code section 162(m) Limit. Subject to adjustments as provided in Section 8(d) of the Plan, the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one fiscal year of the Company to any one individual under this Plan shall be 4,000,000.

(e) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock or treasury shares, including shares repurchased by the Company on the open market. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Common Stock, or as treasury Common Stock, at least the number of shares of Common Stock required to fulfill the Company’s obligations under such Awards, or otherwise assure itself of its ability to perform its obligations thereunder.

5. Participation

Participation in the Plan shall be open to all employees, officers, and directors of, and other individuals providing bona fide services to, or for, the Company or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

6. Awards

The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement.

(a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonstatutory stock options; provided, however, that Awards of incentive stock options: (i) shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company and any other individuals who are eligible to receive incentive stock options under the provisions of Code section 422, (ii) awarded to any grantee who, at the time the incentive stock option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Code section 424(d), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per share of not less than 110% of Fair Market Value per share on the date of the grant, (iii) awarded to any grantee who, at the time such incentive stock option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Code section 424(d), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years, and (iv) with respect to such Awards of incentive stock options, the aggregate Fair Market Value (determined as of the time of grant) of the shares with respect to which incentive stock options are exercisable for the first time by the grantee during any calendar year under the Plan and/or any other plan of the Company, any “parent corporation” or any “subsidiary corporation,” (as defined in Code sections 424(e) and (f), respectively) will not exceed $100,000. For purposes of applying the limitation in Section 6(a)(iv) above, incentive stock options will be taken into account in the order granted. Options must have an exercise price at least equal to Fair Market Value as of the date of grant and may not have a term in excess of ten years’ duration. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

(b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SAR”). A SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. The base price per share specified in the Grant Agreement shall not be less than the lower of the Fair Market Value on the grant date or the exercise price of any tandem stock option Award to which the SAR is related. No SAR shall have a term longer than ten years’ duration. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(c) Stock Awards.

(i) The Administrator may from time to time grant stock awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock award may be denominated in Common Stock or other securities, stock-equivalent units, securities or debentures convertible into Common Stock, or any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

(ii) The Administrator may grant stock awards in a manner constituting “qualified performance-based compensation” within the meaning of Code section 162(m). The grant of, or lapse of restrictions with respect to, such performance-based stock awards shall be based upon one or more Performance Measures and objective performance targets to be attained relative to those Performance Measures, all as determined by the Administrator. Performance targets may include minimum, maximum, intermediate and target levels of performance, with the size of the performance-based stock award or the lapse of restrictions with respect thereto based on the level attained. A performance target may be stated as an absolute value or as a value determined relative to prior performance, one or more indices, budget, one or more peer group companies, any other standard selected by the Administrator, or any combination thereof. The Administrator shall be authorized to make adjustments in the method of calculating attainment of Performance Measures and performance targets in recognition of: (A) extraordinary or non-recurring items; (B) changes in tax laws; (C) changes in generally accepted accounting principles or changes in accounting policies; (D) changes related to restructured or discontinued operations; (E) restatement of prior period financial results; and (F) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company’s financial statements; provided that the Administrator’s decision as to whether such adjustments will be made with respect to any Covered Employee, within the meaning of Code section 162(m), is determined when the performance targets are established for the applicable performance period. Notwithstanding the foregoing, the Administrator may, at its sole discretion, modify the performance results upon which Awards are based under the Plan to offset any unintended results arising from events not anticipated when the Performance Measures and performance targets were established; provided, that such modifications may be made with respect to an Award granted to any Covered Employee only to the extent permitted by Code section 162(m). Notwithstanding anything in the Plan to the contrary, the Administrator is not authorized to waive or accelerate the lapse of restrictions on a performance-based stock award granted to any Covered Employee, within the meaning of Code section 162(m) except upon death, disability or a change of ownership or control of the Company. At any time prior to the payment of an Award, the Administrator may, in its sole discretion, decrease or eliminate a performance-based stock Award to any Covered Employee, to reflect the individual performance and contribution of, and other factors relating to, such Covered Employee. In the event that a Change in Control occurs after a performance-based stock award has been granted but before completion of the applicable performance period, such Award shall become payable (or the lapse restrictions shall lapse, as applicable) as of the date of the Change in Control.

7. Termination of Service.

(a) Termination of Unexercisable or Unvested Awards. If a grantee’s service with the Company ceases for any reason, all Awards that are then unvested (including any stock options and SARs that are then unexercisable), after giving effect to any exercise or vesting acceleration provisions set forth in applicable Grant Agreement or as otherwise determined by the Administrator in its sole discretion, will terminate immediately upon such cessation.

(b) Exercise Period Following Termination of Service. If a grantee’s service with the Company ceases, the stock options and SARs that are then exercisable, after giving effect to any exercise acceleration provisions set forth on the Grant Agreement or as otherwise determined by the Administrator in its sole discretion, will terminate upon the earliest of:

(i) the expiration of 30 days following such cessation, if grantee’s service ceases on account of (A) grantee’s termination by the Company other than a discharge for Cause, or (B) grantee’s voluntary termination other than for Disability or death;

(ii) the expiration of 12 months following such cessation, if grantee’s service ceases on account of grantee’s Disability or death;

In the event of grantee’s death, the exercisable stock options and SARs may be exercised by grantee’s executor, personal representative, or the person(s) to whom the stock options and SARs are transferred by will or the laws of descent and distribution.

(iii) the stock options and SARs will terminate in their entirety, regardless of whether the stock options and SARs are then exercisable, immediately upon grantee’s discharge from service for Cause, or upon grantee’s commission of any of the following acts during the exercise period (including following grantee’s termination of service): (i) fraud on or misappropriation of any funds or property of the Company, or (ii) grantee’s breach of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by grantee for the benefit of the Company, as determined by the Administrator, which determination will be conclusive; or

(iv) the expiration of the term of the stock option or SAR.

8. Miscellaneous

(a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. To the extent determined by the Administrator with respect to any Award or class of Award, the minimum required withholding obligations may be settled with shares of Common Stock, including shares that are part of the Award that gives rise to the withholding requirement. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

(b) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option, within the meaning of Code section 422, or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal Disability, by the grantee’s guardian or legal representative.

(c) Adjustments for Corporate Transactions and Other Events.

(i) Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split (or other similar transaction) affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan, the maximum number of shares available for issuance pursuant to incentive stock options intended to qualify under Code section 422, and the maximum number of shares with respect to which Awards may be granted during any one fiscal year of the Company to any individual, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

(ii) Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 8(d)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Administrator, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate and with respect to any individual during any one fiscal year of the Company, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards.

(iii) Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding stock options and other Awards that are payable in or convertible into Common Stock under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards, as determined in the sole discretion of the Administrator, of, the surviving or successor entity or a parent thereof. In the event of such termination, (A) the outstanding stock options and other Awards that will terminate upon the effective time of the Change in Control shall become fully vested immediately before the effective time of the Change in Control, and (B) the holders of stock options and other Awards under the Plan will be permitted, immediately before the Change in Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change in Control.

(iv) Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan provided always that the rights of holders of Awards will be changed to the extent necessary to comply with the Listing Rules applying to a reorganization of capital at the time of the reorganization.

(d) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the Awards for which they are substituted.

(e) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time. Except as otherwise determined by the Board, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(f) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.

(g) Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or United States federal or state securities laws, or applicable non-United States securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may violate the rules of the national exchange on which the shares of Common Stock are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. The Company shall have no obligation to effect any registration or qualification of the Common Stock under United States federal or state securities laws, or applicable non-United States securities laws.

The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of United States federal or state securities laws, or applicable non-United States securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable United States federal or state securities laws, or applicable non-United States securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state or applicable non-United States securities laws.

(h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(i) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.

(j) 409A Savings Clause. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, Code section 409A; provided, however, that neither the Company, any of its Affiliates or any member of the Board or the Committee, shall have any liability to grantees or any other Person if any Award is determined not to be so exempt from or compliant with Code section 409A. The Plan and all Awards granted under the Plan shall be administered, interpreted, and construed in a manner consistent with Code section 409A to the extent necessary to avoid the imposition of additional taxes under Code section

409A(a)(1)(B). Should any provision of the Plan, any Award Agreement, or any other agreement or arrangement contemplated by the Plan be found not to comply with, or otherwise be exempt from, the provisions of Code section 409A, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Administrator, and without the consent of the holder of the Award, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Code section 409A. Notwithstanding anything in the Plan to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent, that such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4) or any successor provision.

(k) Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

(l) Listing Rules. While the Shares are listed for trading on any securities exchange or market (including, without limitation, ASX and NASDAQ Stock Market), the Company and the Administrator agree that they will not make any amendments to this Plan or issue any Awards or take any other action unless such action complies with the relevant Listing Rules.

(m) Stockholder Rights. No person to whom an Award is made pursuant to this Plan has the rights of a stockholder with respect to Common Stock until the Common Stock have been issued and the Company shall make no adjustment for dividends, distributions or other rights for which the record date is before the date the Common Stock are issued.

(n) The Board. The Administrator may elect not to offer Awards under the Plan to persons who are resident outside of the United States of America if it determines that it may be illegal or impracticable to do so and the Board may formulate special terms and conditions, in addition to those set out in this document, to apply to persons resident outside of the United States of America.

Unilife Corporation
IMPORTANT ANNUAL MEETING INFORMATION 000004 ENDORSEMENT_LINE SACKPACK MR A SAMPLE
DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C123456789
000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 12:00 A.M., EST, on November 13, 2014.
Vote by Internet Go to www.envisionreports.com/unis Or scan the QR code with your smartphone Follow the steps outlined on the secure website
Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card 1234 5678 9012 345
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The board of directors recommends that stockholders vote FOR the re-election of each of the directors named in Proposal No. 1 and FOR Proposal Nos. 2-6 (exclusions listed on reverse side).
1. To elect six directors, identified in the proxy statement, to hold office until our annual meeting of stockholders to be held in 2015 and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal.
For Withhold For Withhold For Withhold
01 - Slavko James Joseph Bosnjak 04 - John Lund 02 - Jeff Carter 05 - Mary Katherine Wold 03 - William Galle 06 - Alan D. Shortall For Against Abstain
2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015.
3. To consider and act on an advisory vote regarding the approval of compensation paid to certain executive officers.
4. For the purposes of ASX Listing Rule 7.4 and for all other purposes, to ratify the issuance and sale by us of 7,308,800 shares of common stock (equivalent to 43,852,800 CHESS Depositary Interests (“CDIs”)) under the Controlled Equity Offering Sales Agreement we entered into with Cantor Fitzgerald & Co. dated October 3, 2012, pursuant to a registration statement filed by us with the U.S. Securities and Exchange Commission (“SEC”), and the accompanying prospectus supplement that we filed with the SEC on October 4, 2012.
5. For the purposes of ASX Listing Rule 7.2 (Exception 9) and for all other purposes, to approve the issue and transfer of securities under the 2009 Stock Incentive Plan and to approve the 2009 Stock Incentive Plan, as proposed to be amended (“Proposal No. 5”) as an exception to ASX Listing Rule 7.1.
6. For the purposes of ASX Listing Rule 10.11 and for all other purposes, to approve the grant of up to 4,000,000 shares of restricted stock to Alan D. Shortall on the terms set out in the accompanying proxy statement. For Against Abstain
B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 210031 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 01WNNB

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proxy — Unilife Corporation
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNILIFE CORPORATION
Failing the individual or body corporate named in the paragraph below by the undersigned, a stockholder of Unilife Corporation, a Delaware corporation (the “Company”), or if no individual or body corporate is named in the paragraph below, the undersigned does hereby appoint Dennis Pyers and John Ryan and each of them as Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the annual meeting of stockholders of the Company to be held at the Le Parker Meridien Hotel, 119 West 56th Street, New York, New York 10019 USA, on Thursday, November 13, 2014, at 4:00 P.M., U.S. Eastern Standard Time (Friday, November 14, 2014, at 8:00 A.M., Australian Eastern Daylight Time) (the “Annual Meeting”) and at any adjournment or postponement thereof, all of the shares of the Company’s common stock that the undersigned would be entitled to vote if personally present. Dennis Pyers and John Ryan intend to vote undirected proxies in favor of proposals No. 1-6.
If the undersigned does not wish to appoint Dennis Pyers or John Ryan as Proxy, then the undersigned does hereby appoint as Proxy with full power of substitution, in the name, place and stead of the undersigned to vote at the Annual Meeting of Stockholders and at any adjournment or postponement thereof, all of the shares of the Company’s common stock the undersigned would be entitled to vote if personally present.
The board of directors recommends that stockholders vote FOR the re-election of each of the directors named in Proposal No. 1 and FOR Proposal Nos. 2-6, excluding Alan D. Shortall (with respect to Proposal No. 6 only), who abstains from making a recommendation with respect to that proposal due to his personal interest in that proposal.
C Non-Voting Items
Change of Address — Please print new address below.
IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.